UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Lakeland Financial Corporation

Tuesday, April 8, 2025
at 3:30 PM (Eastern Time)

2025

Notice of Annual Meeting of Shareholders and Proxy Statement

Mission

Lake City Bank will be the acknowledged and recognized leader in Indiana Community Banking by consistently providing highly personalized and client-driven Community Banking services.

Core Values
Independence
Honesty
Customer Service
Profitability
Community Service
Inclusivity
Professional Development
Stewardship

Letter to Our Shareholders
February 27, 2025
Dear Shareholder:
On behalf of the Board of Directors and management of Lakeland Financial Corporation, we cordially invite you to attend the annual meeting of shareholders of Lakeland Financial Corporation to be held by live webcast at 3:30 p.m. (Eastern Time) on April 8, 2025.
There are a number of proposals to be considered at the meeting. Our Nominating and Corporate Governance Committee has nominated 11 persons to serve as directors, each of whom is an incumbent director. If elected, each director would serve a one-year term. Additionally, we have included a non-binding advisory proposal on the compensation of certain executive officers. Further, we recommend that you approve the Lakeland Financial Corporation 2025 Equity Incentive Plan. Finally, our Audit Committee has selected, and shareholders will be asked to ratify the selection of, Crowe LLP to continue as our independent registered public accounting firm for the year ending December 31, 2025.
We recommend you vote your shares “FOR” each of the director nominees, and “FOR” the approval of each of the other proposals described above.
We encourage you to attend the virtual meeting. However, whether or not you plan to attend the meeting, please take the time to vote by following the instructions provided on the notice as soon as possible. This will ensure that your shares are represented at the meeting.
We look forward to the meeting.
Very truly yours,

David M. Findlay Chairman of the Board and Chief Executive Officer	Kristin L. Pruitt President
These proxy materials were first sent or made available to shareholders on February 27, 2025.

2025 PROXY STATEMENT	1

Notice of Annual Meeting of Shareholders

Date and Time Tuesday, April 8, 2025 at 3:30 p.m. (Eastern Time)	Location www.virtualshareholdermeeting.com/LKFN2025	Record Date February 18, 2025
Items of Business

	Board Recommendation	Page Reference

1.to elect the 11 director nominees named in the accompanying proxy statement	FOR	23

2.to approve a non-binding advisory proposal on the compensation of certain executive officers, otherwise known as a “say-on-pay” proposal	FOR	60

3.to approve the Lakeland Financial Corporation 2025 Equity Incentive Plan	FOR	61

4.to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR	72

Shareholders will be able to attend the meeting online, vote their shares electronically and submit their questions during the meeting by visiting: www.virtualshareholdermeeting.com/LKFN2025. Only shareholders of record on our books at the close of business on February 18, 2025, the record date for the annual meeting, will be entitled to vote at the annual meeting. In the event there is an insufficient number of votes for a quorum, the meeting may be adjourned or postponed in order to permit us to solicit additional proxies.
By order of the Board of Directors,
J. Rickard Donovan
Secretary
Warsaw, Indiana
February 27, 2025

How to vote

Online www.proxyvote.com	By Telephone 1-800-690-6903	By Mail Mark, sign and date your proxy card and return in the postage-paid envelope we have provided.

2

2025 PROXY STATEMENT	3

Proxy Statement
Annual Meeting of Shareholders April 8, 2025
About this Proxy Statement
This proxy statement is being furnished to our shareholders in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be used at the annual meeting of shareholders to be held by live webcast on Tuesday, April 8, 2025 at 3:30 p.m. (Eastern Time) or at any adjournments or postponements of the meeting. Our summary annual report to shareholders, including consolidated financial statements for the fiscal year ended December 31, 2024, and a copy of our annual report on Form 10-K, which we have filed with the Securities and Exchange Commission (the “SEC”), accompany this proxy statement.
About the Meeting
The following discussion answers frequently asked questions regarding the meeting and the voting process. As used in this proxy statement, unless the context otherwise requires, the terms “Lakeland Financial,” “the Company,” “we,” “our” and “us” all refer to Lakeland Financial Corporation and its direct and indirect subsidiaries.
How can I attend the annual meeting?
For the convenience of our shareholders, our annual meeting will be held solely by means of a live webcast this year. If you were a shareholder of record as of February 18, 2025, the record date for the annual meeting, you will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by:
1.visiting: www.virtualshareholdermeeting.com/LKFN2025 at the date and time of the meeting, and
2.entering the control number found on your proxy card, voting instruction form or notice you previously received.
If you are not eligible to participate in the meeting, you may listen to a webcast of the meeting by visiting www.virtualshareholdermeeting.com/LKFN2025 and logging on as a guest. Guests will not be able to ask questions or vote at the meeting.
Whether or not you plan to attend the meeting, please take the time to vote by following the instructions provided to you as soon as possible. This will ensure that your shares are represented at the meeting.
Why did I receive the proxy materials?
According to our records, on February 18, 2025, the record date for the annual meeting, you owned shares of our common stock. This proxy statement describes the matters that will be presented for consideration by the shareholders at the annual meeting. It also gives you information concerning those matters to assist you in making an informed decision.
When you vote pursuant to one of the methods set forth herein, you appoint the proxies as your representatives at the annual meeting. The proxies will vote your shares as you instruct, thereby ensuring that your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we ask that you instruct the proxies how to vote your shares in advance of the annual meeting using one of the methods set forth herein, just in case your plans change.
If you appointed the proxies to vote your shares and an issue comes up for a vote at the meeting that is not identified in the proxy materials, the proxies will vote your shares in accordance with their judgment.

4

About the Meeting
Why did I receive a notice regarding the Internet availability of proxy materials instead of paper copies of the proxy materials?
In accordance with SEC rules, we have furnished our proxy materials to our shareholders over the Internet. Accordingly, we sent our shareholders (other than those who had previously requested to receive only printed copies of our proxy materials) by mail a notice containing instructions on how to access our proxy materials over the Internet, how to vote online and how to request paper copies of the proxy materials.
What matters will be voted on at the meeting?
You are being asked to vote on:
•the election of the 11 director nominees named in this proxy statement for a one-year term expiring at our annual meeting of shareholders in 2026;
•a non-binding advisory proposal to approve the compensation of certain executive officers, referred to as the “say-on-pay" proposal;
•the approval of the Lakeland Financial Corporation 2025 Equity Incentive Plan; and
•the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the 2025 fiscal year, referred to as the "auditor ratification" proposal.
These matters are more fully described in this proxy statement.
If I am the record holder of my shares, how do I vote?
If you are a record holder of our common stock as of the record date, you may vote by:
•Internet, by following the instructions on the notice or proxy card previously provided to you;
•telephone, by calling the number shown on the notice or proxy card previously provided to you;
•completing, signing, dating and mailing the proxy card you received in the mail if you received or requested paper copies of the proxy materials; or
•attending the meeting through the webcast interface using the instructions described above under the heading “How can I attend the annual meeting?”.
Votes submitted by telephone or Internet must be received by 11:59 p.m. (Eastern Time) on Monday, April 7, 2025. The assignment of a proxy by either of these means will not affect your right to vote at the meeting if you decide to attend the meeting.
If you vote using one of the methods described above, your shares will be voted as you instruct. If you sign and return your proxy card or vote over the Internet or by telephone without giving specific voting instructions, the shares represented by your proxy card will be voted “FOR” all nominees named in this proxy statement and “FOR” each of the other proposals described in this proxy statement.
Even if you plan to attend the annual meeting, we ask that you instruct the proxies how to vote your shares in advance of the annual meeting using one of the methods set forth herein, just in case your plans change.
If I hold shares in the name of a broker or other nominee, who votes my shares?
If you are a beneficial owner and a broker or other nominee is the record holder, then you received access to these proxy materials from the record holder. The record holder should have given you instructions for directing how the record holder should vote your shares. It will then be the record holder’s responsibility to vote your shares for you in the manner you direct.
Under applicable stock exchange rules, brokers and other nominees may generally vote on routine matters, such as the auditor ratification proposal, without your direction, but cannot vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. The election of directors, the say-on-pay proposal and the proposal to approve the Lakeland Financial Corporation 2025 Equity Incentive Plan are considered non-routine matters. If your broker or other nominee does not receive instructions from you on how to vote your shares on these matters, your broker or other nominee will return the proxy card to us indicating that he or she does not have authority to vote. This is generally referred to as a “broker non-vote”.

2025 PROXY STATEMENT	5

About the Meeting
We therefore encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning their procedures.
You may also vote your shares at the meeting if you obtain a “legal proxy” from the record holder of your shares. To obtain a legal proxy, you should contact the broker or other nominee who holds your shares.
What does it mean if I receive more than one notice or proxy card?
It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with brokers or other nominees. To vote all of your shares by proxy, please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts.
What if I change my mind after I submit my voting instructions?
If you are the record holder of your shares, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:
•submitting another proxy via the telephone or Internet prior to 11:59 p.m. (Eastern Time) on Monday, April 7, 2025;
•signing another proxy card with a later date and returning that proxy card to us at or prior to the annual meeting;
•sending notice to us, at or prior to the annual meeting, that you are revoking your proxy; or
•voting at the meeting through the webcast interface.
If you hold your shares in the name of your broker or other nominee and desire to change your instructions on how to vote your shares, you will need to contact that party.
How many shares must be represented in order to hold the annual meeting?
A majority of the shares that are outstanding and entitled to vote as of the record date must be present at the meeting in person or by proxy in order to hold the meeting and conduct business.
Shares are counted as present at the meeting if the shareholder either:
•is present and votes at the meeting; or
•has properly submitted a signed proxy card or other form of proxy (through the telephone or Internet).
On February 18, 2025, the record date, there were 26,016,340 shares of common stock issued and outstanding. Therefore, at least 13,008,171 shares need to be present at the annual meeting in person or by proxy for a quorum to be present.
What happens if a director nominee is unable to stand for re-election?
The Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than 11 nominees. As of the date of this proxy statement, we have no reason to believe any nominee will be unable to stand for re-election.
What options do I have in voting on each of the proposals?
You may vote “FOR” or “WITHHOLD” with respect to each director nominee and “FOR,” “AGAINST” or “ABSTAIN” on the say-on-pay proposal, the approval of the Lakeland Financial Corporation 2025 Equity Incentive Plan, and the auditor ratification proposal.
How many votes may I cast?
You are entitled to cast one vote for each share of stock you owned on the record date.

6

About the Meeting
How many votes are needed for each proposal?
Each director nominee will be elected by a plurality of the votes cast by the shares entitled to vote at the meeting. Each of the other proposals will be approved by a majority of the votes cast with respect to such proposal.
Please note that the election of directors, the say-on-pay proposal and the proposal to approve the Lakeland Financial Corporation 2025 Equity Incentive Plan are each considered “non-routine matters” under applicable stock exchange rules. Consequently, if your shares are held by a broker or other nominee, it cannot vote your shares on these matters unless it receives voting instructions from you. In addition, please note that because the say-on-pay proposal is an advisory vote, it will not be binding upon the Board or the Compensation Committee.
Abstentions, withheld votes and broker non-votes, if any, will not be counted as votes cast, but will count for purposes of determining whether a quorum is present. If a quorum is present, (i) withheld votes and broker non-votes will not affect the election of any director nominee, and (ii) abstentions and broker non-votes will not affect the approval of the say-on-pay proposal, the proposal to approve the Lakeland Financial Corporation 2025 Equity Incentive Plan or the auditor ratification proposal.
Where do I find the voting results of the meeting?
If available, we will announce voting results at the meeting. The voting results will also be disclosed on a Form 8-K that we will file with the SEC within four business days after the meeting.
Who bears the cost of soliciting proxies?
We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of Lakeland Financial may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other nominees for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

2025 PROXY STATEMENT	7

Voting Roadmap

Proposal No. 1

Election of Directors

We recommend a vote "FOR" each director nominee.	See Page 23

Nominees

Name and Primary Occupation	Age	Director Since	Committee Membership
			AC	CC	CRC(1)	NCGC
A. Faraz Abbasi Managing Partner, Centerfield Capital	52	2022
Blake W. Augsburger Founder and Chief Executive Officer, LEA Professional	61	2011
Robert E. Bartels, Jr. Partner, Incedo LLC	60	2002
Darrianne P. Christian Civic Leader	53	2018
David M. Findlay Chairman and Chief Executive Officer, Lakeland Financial and Lake City Bank	63	2010
Emily E. Pichon President, Olive B. Cole Foundation, Inc.	61	2002
Kristin L. Pruitt President, Lakeland Financial and Lake City Bank	53	2023
Steven D. Ross Former Owner, Ross and Associates	70	2000
Brian J. Smith Co-Chief Executive Officer, Heritage Financial Group, Inc.	60	2011
Bradley J. Toothaker Executive Chairman, Bradley Company Managing Partner, Great Lakes Capital Development	56	2011
M. Scott Welch Chief Executive Officer, Welch Packaging Group, Inc.	64	1998

AC	Audit Committee	Chair
CC	Compensation Committee	Vice Chair
CRC	Corporate Risk Committee	Member
NCGC	Nominating and Corporate Governance Committee	Audit Committee Financial Expert
(1)The Corporate Risk Committee is a committee of the Board of Directors of Lake City Bank

8

Voting Roadmap
Board Snapshot

INDEPENDENCE	TENURE	AGE	DIVERSITY

GENDER DIVERSITY

3 out of 11 directors are women

ETHNIC DIVERSITY

2 out of 11 directors are racially/ethnically diverse

- African American
- Asian

Skills and Experience

Industry	Brand	Technology	Board

Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

Governance Highlights

Board of Directors
•Nine out of 11 directors are independent.
•Committed to diversity.
Corporate Governance
•Independent Committee Chairs.
•Established Corporate Risk Committee for regular and open communications between senior management and the Lake City Bank Board.
•Oversight of Environmental, Social and Governance.

Executive Compensation
•Maintains a stock ownership policy for directors and share ownership guidelines for the CEO and executive officers.
•Regular assessment of compensation plans.
•Annual reviews of frameworks set forth in the Safety and Soundness standards.
•Maintains a robust hedging and pledging policy.
•Maintains a clawback policy compliant with SEC and NASDAQ requirements.

2025 PROXY STATEMENT	9

Voting Roadmap

Proposal No. 2

Advisory (Non-Binding) Vote on Executive Compensation

We recommend a vote "FOR" this proposal.	See Page 60

CEO Compensation Mix

Proposal No. 3

Approval of the Lakeland Financial Corporation 2025 Equity Incentive Plan

We recommend a vote "FOR" this proposal.	See Page 61

Proposal No. 4

Ratification of Crowe LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

We recommend a vote "FOR" this proposal.	See Page 72

10

Corporate Governance and the Board of Directors
General
The Board has adopted guidelines on significant corporate governance matters that, together with our Code of Conduct and other policies, create our corporate governance standards. You may view the Corporate Governance Guidelines and our committee charters and other policies in the Investor Relations section of our website at www.lakecitybank.com.
Generally, the Board oversees our business and monitors the performance of our management. Our executive officers and management team oversee the day-to-day operations of Lakeland Financial. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which convenes at least six times a year, and through committee membership, which is discussed below. Our directors also discuss business and other matters with Mr. Findlay, our Chairman and Chief Executive Officer, Kristin Pruitt, our President, Lisa O’Neill, our Chief Financial Officer, other key executives and our principal external advisers including legal counsel, auditors and other consultants. All members of our Board also serve as members of the Board of Directors of Lake City Bank, our wholly owned bank subsidiary.
With the exception of Mr. Findlay and Ms. Pruitt, who are executive officers, our Board has determined that all of our current directors are “independent,” as defined by the listing rules of the Nasdaq Stock Market, or Nasdaq, and has determined that the independent directors do not have other relationships with us that prevent them from making objective, independent decisions. The Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, among other committees. Lake City Bank’s board has established a Corporate Risk Committee.
Our Board held six meetings during 2024. All of the incumbent directors attended at least 75% of the Board meetings and meetings of committees of which they were members. While we do not have a specific policy regarding attendance at the annual shareholder meeting, all directors are encouraged and expected to attend the meeting. All of our current directors attended last year’s annual meeting.
Board Committees and Member Composition During 2024

Director	AC	CC	CRC(1)	NCGC
A. Faraz Abbasi
Blake W. Augsburger(2)
Robert E. Bartels, Jr.
Darrianne P. Christian
David M. Findlay(3)
Michael L. Kubacki(4)
Emily E. Pichon
Kristin L. Pruitt
Steven D. Ross
Brian J. Smith
Bradley J. Toothaker
M. Scott Welch
Total committee meetings in 2024	4	2	4	2

AC	Audit Committee	Chair
CC	Compensation Committee	Vice Chair
CRC	Corporate Risk Committee	Member
NCGC	Nominating and Corporate Governance Committee	Audit Committee Financial Expert
(1)The Corporate Risk Committee is a committee of the Board of Directors of Lake City Bank
(2)Lead Independent Director
(3)Chairman of the Board
(4)Mr. Kubacki retired on April 9, 2024

2025 PROXY STATEMENT	11

Corporate Governance and the Board of Directors
Audit Committee

Members Bradley J. Toothaker (Chair) Brian J. Smith(1) (Vice Chair) A. Faraz Abbasi Robert E. Bartels, Jr. Steven D. Ross Meetings in 2024: 4
Principal Responsibilities
The Audit Committee is appointed by the Board to assist the Board in monitoring:
•The integrity of the financial statements of the Company;
•The independent auditor’s qualifications and independence;
•The Company’s system of internal controls;
•The performance of the Company’s internal audit function and independent auditors; and
•The compliance by the Company with ethics policies and legal and regulatory requirements.
The functions performed by the Audit Committee include, among other things, the following:
•Overseeing our accounting and financial reporting;
•Selecting, appointing and overseeing our independent registered public accounting firm;
•Reviewing actions by management on recommendations of our independent registered public accounting firm and internal auditors;
•Meeting with management, the internal auditors and the independent registered public accounting firm to review the effectiveness of our system of internal controls and internal audit procedures; and
•Reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports.

(1)Audit Committee Financial Expert
Each current member of the Audit Committee is expected to serve on the committee until our annual meeting of shareholders in 2026, if re-elected to the Board. The Board has determined that Mr. Smith is an audit committee financial expert on the basis of his education, his certified public accounting certificate, his professional experience in public accounting at the firm of EY (formerly known as Ernst & Young LLP) from 1986-1990 and his strong financial background managing Heritage Financial Group. Each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under applicable Nasdaq rules.
To promote independence of the audit function, the committee consults separately with our independent registered public accounting firm, the internal auditors and management. We have adopted a written charter for the committee which sets forth the committee’s duties and responsibilities. The committee’s current charter is available in the Investor Relations section of our website at www.lakecitybank.com.

12

Corporate Governance and the Board of Directors
Compensation Committee

Members Emily E. Pichon (Chair) Blake W. Augsburger (Vice Chair) A. Faraz Abbasi Darrianne P. Christian M. Scott Welch Meetings in 2024: 2
Principal Responsibilities
The Compensation Committee is appointed by the Board to:
•Discharge the Board’s responsibilities relating to the compensation of the Company’s directors, its Chief Executive Officer and its other executive officers;
•Evaluate and approve all compensation of the Company's Chief Executive Officer and its other executive officers;
•Evaluate and recommend compensation for the Company's directors; and
•Produce an annual report and review all other disclosures regarding executive compensation required to be included in the Company’s proxy statement and other filings with the SEC in accordance with applicable rules and regulations.
The functions performed by the Compensation Committee include, among other things, the following:
•Review and approve the performance goals and objectives relevant to the compensation of our Chief Executive Officer and the other executive officers;
•Evaluate the performance of our Chief Executive Officer and the other executive officers and set the compensation level of our Chief Executive Officer and the other executive officers based upon such evaluation, including the long-term incentive component of such compensation;
•Review and approve all employment agreements, severance arrangements and change in control agreements or provisions, if any, for our Chief Executive Officer and the other executive officers;
•Make recommendations to the Board regarding the annual compensation of the directors, including incentive plans and equity-based compensation;
•Make recommendations to the Board regarding employee incentive compensation plans and equity-based plans and administer our equity incentive plans; and
•Evaluate the risks posed by the design and implementation of the compensation plans and evaluate the implementation of appropriate risk management and controls to avoid or mitigate any excessive risk.
The Compensation Committee may engage advisers to assist it in performing its duties only after evaluating the independence of any such advisers.

Each current member of the Compensation Committee is expected to serve on the Compensation Committee until our annual meeting of shareholders in 2026, if re-elected to the Board. The Company anticipates that, following the annual meeting, Mr. Abbasi will be appointed as chair and Ms. Christian will be appointed as vice chair of the Compensation Committee. Each of the members meets the additional independence criteria applicable to compensation committee members under applicable Nasdaq rules and a “non-employee director" under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
We have adopted a written charter for the Compensation Committee, which sets forth the Compensation Committee’s duties and responsibilities. The Compensation Committee’s current charter is available in the Investor Relations section of our website at www.lakecitybank.com.

2025 PROXY STATEMENT	13

Corporate Governance and the Board of Directors
Nominating and Corporate Governance Committee

Members Blake W. Augsburger (Chair) Robert E. Bartels, Jr. (Vice Chair) Emily E. Pichon M. Scott Welch Meetings in 2024: 2
Principal Responsibilities
The primary purposes of the committee are to:
•Identify and recommend individuals to be presented to our shareholders for election or re-election to the Board;
•Review and monitor our policies, procedures and structure as they relate to corporate governance; and
•Oversee Environmental, Social and Governance matters.

Each current member of the Nominating and Corporate Governance Committee is expected to serve on the committee until our annual meeting of shareholders in 2026, if re-elected to the Board. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under applicable Nasdaq rules. We have adopted a written charter for the committee, which sets forth the committee’s duties and responsibilities. The committee’s current charter is available in the Investor Relations section of our website at www.lakecitybank.com.
Director Nominations and Qualifications
For the 2025 annual meeting, the Nominating and Corporate Governance Committee nominated for re-election to the Board the 11 incumbent directors whose terms are set to expire at the annual meeting. These nominations were further approved by the full Board. We did not receive any shareholder nominations for director for the 2025 annual meeting.
The Nominating and Corporate Governance Committee evaluates all potential nominees for election, including incumbent directors, Board nominees and shareholder nominees, in the same manner. The following are the different factors the committee considers when nominating a candidate:

Qualities of the Candidate
As reflected in our Corporate Governance Guidelines, directors should possess certain minimum qualities, including the highest personal and professional ethics and integrity, a sufficient educational and professional background, demonstrated leadership skills, sound judgment, a strong sense of service to the communities that we serve and an ability to meet the standards and duties set forth in our code of conduct.
Age All directors must be age 72 or younger at the time of election, which is the mandatory retirement age established by the Board.
Conflicts of Interest
Potential nominees are evaluated to determine whether they have any conflicts of interest that may interfere with their ability to serve as effective Board members and are “independent” in accordance with Nasdaq requirements.

The committee has not, in the past, retained any third party to assist it in identifying candidates.

14

Corporate Governance and the Board of Directors
Diversity
We value the benefits that diversity brings to the Board. We believe a diverse board reflects a variety of perspectives and experiences, which leads to better informed decision-making. The committee ensures that women and minority candidates are included in the candidate pool from which director nominees are selected. On an ongoing basis, the committee assesses the board composition to ensure that it reflects a broad diversity of experience, professions and perspectives, including diversity in race, gender, geography and expertise. Currently, three of our eleven directors are women, and two of our directors are underrepresented minorities. The committee, with the guidance and full support of the Board, is committed to further diversification of the Board.
BOARD DIVERSITY MATRIX
(as of February 18, 2025)

	Female	Male
Total Number of Directors : 11
Part I: Gender Identity
Directors	3	8
Part II: Demographic Background
African American	1	0
Asian	0	1
White	2	7
The committee generally identifies nominees by first evaluating the current members of the Board who are willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the committee or the Board decides not to re-nominate a member for re-election, the committee would evaluate the skills and experience of a potential nominee in light of the criteria above.
Shareholder Communication with the Board, Nomination and Proposal Procedures
General Communications with the Board
Shareholders may contact Lakeland Financial’s Board by contacting J. Rickard Donovan, Corporate Secretary, by mail at Lakeland Financial Corporation, P.O. Box 1387, Warsaw, Indiana, 46581-1387 or by phone at (317) 348-0386. Mr. Donovan will generally not forward communications to the Board that are primarily commercial in nature or related to an improper or irrelevant topic.
Nominations of Directors
In accordance with our Restated Bylaws, a shareholder may nominate a director for election to the Board at an annual meeting of shareholders by delivering written notice of the nomination to the Company’s Chairman of the Board. To be timely, the notice must be delivered or mailed not less than 150 days nor more than 180 days prior to the date of the annual meeting. The shareholder’s notice of nomination must include the name and address of the proposed nominee, the principal occupation of the proposed nominee, the total number of shares of capital stock of Lakeland Financial that will be voted for each proposed nominee, the name and address of the shareholder making the nomination and the number of shares of capital stock of Lakeland Financial owned by the notifying shareholder. We may request additional information after receiving the notification.

2025 PROXY STATEMENT	15

Corporate Governance and the Board of Directors
Other Shareholder Proposals
For all other shareholder proposals to be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting of shareholders to be held in 2026, shareholder proposals must be received by J. Rickard Donovan, our Corporate Secretary, at the above address, no later than October 30, 2025 and must otherwise comply with the rules and regulations set forth by the SEC.
Board Leadership Structure
Mr. Findlay, the Company's Chief Executive Officer, has served as Chairman of the Board of Lakeland Financial Corporation since November 2023. We believe this board leadership structure is the most appropriate at the current time because of the efficiencies achieved in combining the role of Chief Executive Officer and Chairman due to Mr. Findlay's detailed knowledge of the business and its day-to-day operations. We have a strong governance structure in place, including a designated lead independent director, to ensure the powers and duties of the dual role are handled responsibly. Furthermore, consistent with Nasdaq listing requirements, the independent directors have regularly had the opportunity to meet without Mr. Findlay or Ms. Pruitt in attendance. In 2024, there were two such executive sessions.
In 2023, the board of directors appointed Blake W. Augsburger as Lead Independent Director. The Lead Independent Director assists the Board in assuring effective corporate governance and serves as chairperson of the executive sessions and during any meetings or portions of meetings if Mr. Findlay is absent. This appointment is reviewed annually by the Nominating and Corporate Governance Committee.
Code of Conduct
We have a code of conduct in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer, President and Chief Financial Officer. The code of conduct is posted in the Investor Relations section of our website at www.lakecitybank.com. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer, President, Chief Financial Officer and other persons performing similar functions by posting such information on our website.
Insider Trading Policy
The Company has adopted an insider trading policy and related procedures governing the purchase, sale or other disposition of the Company’s securities by the Company and its directors, officers and employees. This policy is designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. Primarily, the policy prohibits the Company’s directors, officers and certain employees from engaging in transactions in Company securities during the period beginning 10 business days prior to the conclusion of each fiscal quarter and concluding two full trading days following the public release of earnings by the Company with respect to such fiscal quarter. A copy of the policy is filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Policies and Practices Related to the Grant of Certain Equity Awards
The Company does not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments ("Options"). Accordingly, the Company has no specific policy or practice on the timing of awards of Options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of Options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

16

Corporate Governance and the Board of Directors
Board’s Role in Risk Oversight
Our ability to manage risk inherent with the business is a key determining factor to our success. We face a number of risks, including general economic, interest rate, credit, regulatory, audit, reputational, cybersecurity, operational trust and fiduciary wealth advisory, among others. These risks are further described in our Annual Report on Form 10-K and other filings with the SEC.

The Board
As a whole and through its committees, the Board has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility for ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed. The full Board is also charged with ultimate oversight responsibility for risk management. Various committees of the Board and members of management also have responsibilities with respect to our risk oversight.

Audit Committee
•Plays a significant role in monitoring and assessing our financial, legal and operational risks.
•Receives regular reports from the management team’s Senior Risk Officer regarding comprehensive organizational risk as well as particular areas of concern.

Compensation Committee
•Monitors and assesses the various risks associated with compensation policies.
•Oversees incentive plans to ensure a reasonable and manageable level of risk-taking consistent with our overall strategy.

Corporate Risk Committee
•Oversees the risk management practices of Lake City Bank, including management’s ability to assess and manage the Company’s credit, market, interest rate, liquidity, legal and compliance, reputational and enterprise risks.
•Provides a forum for open and regular communication between senior management and the Board in order to effectively manage risks.
•Meets quarterly.

Management Management is responsible for the day-to-day management of risks the Company faces.

In addition, the Company has designated Ms. Kristin L. Pruitt, President, as its Senior Risk Officer. Ms. Pruitt generally oversees management’s role in its risk management practices and she generally attends all Board and committee meetings. Additionally, Donald J. Robinson-Gay, Senior Vice President, Chief Credit Officer, is directly responsible for overseeing credit risk.
We believe that establishing the right “tone at the top” and providing for full and open communication between management and the Board is essential for effective risk management and oversight. Our executive management team meets regularly with other senior officers to discuss strategy and risks facing the Company. Senior officers attend many of the Board meetings, or, if not in attendance, are available to address any questions or concerns raised by the Board on risk management-related issues and any other matters. The Board has an annual offsite meeting with senior management to discuss strategies, key challenges, risks and opportunities for the Company. Additionally, each of our Board-level committees provides regular reports to the full Board and apprises the Board of our comprehensive risk profile and any areas of concern.

2025 PROXY STATEMENT	17

Environmental, Social and Governance
We are dedicated to bringing value to all stakeholders: our shareholders, our employees, our customers and our communities. We believe that Environmental, Social and Governance (“ESG”) considerations are important to delivering that value. We have programs and initiatives in place that direct our ESG efforts, including community development initiatives that provide services and support to the families and small-medium size businesses in our communities and a diversity and inclusion initiative. The Nominating and Corporate Governance Committee is responsible for the oversight of ESG matters.
For more detailed information regarding our ESG efforts, please go to “Corporate Social Responsibility” on our website at www.lakecitybank.com/about-us/corporate-social-responsibility.
The contents of our website are not filed or furnished with this proxy statement nor are they incorporated by reference into this or any of our other filings with the SEC. The information contained in this section of this proxy statement shall not be considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this section of this proxy statement by reference in such filing.

18

Director Compensation
During 2024, directors who were not employees of Lakeland Financial or Lake City Bank were paid the following retainer fees:

Component	Amount
Annual Director Retainer	$35,000
Annual Audit Committee Chairman Additional Retainer	15,000
Annual Lead Independent Director Retainer	15,000
Annual Governance Committee Chairman Additional Retainer	10,000
Annual Compensation Committee Chairman Additional Retainer	10,000
Annual Corporate Risk Committee Chairman Additional Retainer	10,000
Annual Stock Grant (number of shares)	1,300
Each director of Lakeland Financial is also a director of Lake City Bank and is not compensated separately for service on Lake City Bank’s Board.
Mr. Findlay, who is Chairman of the Board and also serves as our Chief Executive Officer, and Ms. Pruitt, who is a director and also serves as our President, are not paid any fees for their service as directors. The directors’ fees are reviewed annually by the Compensation Committee.
Under the 2017 Equity Incentive Plan, directors may be awarded non-qualified stock options or stock grants at the discretion of the Compensation Committee, subject to an annual limitation for each director of 10,000 shares subject to stock options or stock appreciation rights and 10,000 shares subject to stock awards. In 2025, each non-employee director will receive two separate awards of 650 shares, for a total award of 1,300 shares, of Lakeland Financial stock upon approval by the Board of the first award in January and the second award in July. All final decisions regarding director compensation, whether in cash or equity, are made by the full board after receiving recommendations from the Compensation Committee. If the 2025 Equity Incentive Plan is approved by our shareholders at the annual meeting, all future equity awards to directors shall be made from the 2025 Equity Incentive Plan.
Since 2011, the Board has maintained a stock ownership policy that currently requires directors hold a minimum of 5,000 shares of Lakeland Financial within five years a becoming a director. At the time the ownership requirement was set at its current level, 5,000 shares represented approximately the same value as five times the annual cash retainer for directors. This requirement will be reviewed each year by the Nominating and Corporate Governance Committee and may be adjusted to maintain a similar ratio. As of December 31, 2024, all of our non-employee directors met the requirements of our stock ownership policy.
The following table provides information on 2024 compensation for non-employee directors who served during 2024.

Name (a)	Fees Earned or Paid in Cash(1) (b)	Stock Awards(2)(3) (c)	Total (d)
A. Faraz Abbasi	$35,000	$78,631	$113,631
Blake W. Augsburger	60,000	78,631	138,631
Robert E. Bartels, Jr.	35,000	78,631	113,631
Darrianne P. Christian	45,000	78,631	123,631
Michael L. Kubacki(4)	11,667	40,970	52,636
Emily E. Pichon	45,000	78,631	123,631
Steven D. Ross	35,000	78,631	113,631
Brian J. Smith	35,000	78,631	113,631
Bradley J. Toothaker	50,000	78,631	128,631
M. Scott Welch	35,000	78,631	113,631
(1)We maintain the Lakeland Financial Corporation Directors Fee Deferral Plan under which non-employee directors are permitted to defer receipt of their directors fees and earn a rate of return based upon the performance of our stock. The amounts shown in this column include amounts that may have been deferred by the directors. We may, but are not required to fund the deferred fees into a trust which may hold our stock. The plan is nonqualified and the directors have no interest in the trust. The deferred fees and any earnings thereon are unsecured obligations of Lakeland Financial. No director received preferential or above-market earnings on deferred compensation. Any shares held in the trust are treated as treasury shares and may not be voted on any matter presented to shareholders. The number of shares attributable to each director under the plan is set forth in the footnotes to the Beneficial Ownership Table below.
(2)Represents the grant date fair value for fully vested stock awards based on a share price of $63.03 as of January 9, 2024 and $57.94 as of July 9, 2024, in accordance with FASB ASC Topic 718 - “Compensation-Stock Compensation.” See the discussion of equity awards in Note 14 of the Notes to Consolidated Financial Statements for Lakeland Financial’s financial statements for the year ended December 31, 2024. The number of fully vested shares granted during 2024 for each non-employee director was 1,300, 650 on January 9, 2024 and 650 on July 9, 2024.
(3)As of December 31, 2024, none of our non-employee directors held any outstanding stock awards or options.
(4)Mr. Kubacki retired on April 9, 2024.

2025 PROXY STATEMENT	19

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock at February 18, 2025, the record date for the annual meeting: each person known by us to be the beneficial owner of more than 5% of the outstanding common stock; each director or nominee for the Board; each executive officer named in the Summary Compensation Table, which can be found later in this proxy statement; and all directors and executive officers of Lakeland Financial Corporation as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if the person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership of securities within 60 days of February 18, 2025.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class
5% Shareholders
BlackRock, Inc.(3)	3,704,496		14.2%
The Vanguard Group(4)	1,847,688		7.1%
Victory Capital Management Inc.(5)	1,485,104		5.7%
Directors and Nominees
A. Faraz Abbasi	6,303	(6)	*
Blake W. Augsburger	35,294	(7)	*
Robert E. Bartels, Jr.	32,151	(8)	*
Darrianne P. Christian	13,977	(9)	*
David M. Findlay	103,728	(10)	*
Emily E. Pichon	19,759	(11)	*
Kristin L. Pruitt	24,570		*
Steven D. Ross	27,001		*
Brian J. Smith	87,109	(12)	*
Bradley J. Toothaker	42,152	(13)	*
M. Scott Welch	308,508	(14)	1.2%
Other Named Executive Officers
Lisa M. O’Neill	34,938	(15)	*
Eric H. Ottinger	31,671	(16)	*
J. Rickard Donovan	8,590		*
All directors and executive officers as a group (18 persons)	792,156	(17)	3.0%
*    Indicates that the individual or entity owns less than half of one percent of Lakeland Financial's common stock.
(1)The total number of shares of common stock issued and outstanding on February 18, 2025 was 26,016,340.
(2)The information contained in this column is based upon information furnished to us by the persons named above and as shown on our transfer records. The nature of beneficial ownership for shares shown in this column, unless otherwise noted, represents sole voting and investment power.
(3)Includes entities related to reporting entity. Based upon a schedule 13G filed with the SEC on January 23, 2024. The address for the reporting entity is 50 Hudson Yards, New York, NY 10001.
(4)Includes entities related to reporting entity. Based upon a schedule 13G filed with the SEC on February 13, 2024. The address for the reporting entity is 100 Vanguard Blvd., Malvern, PA 19355.
(5)Includes entities related to reporting entity. Based upon a schedule 13G filed with the SEC on November 7, 2024. The address for the reporting entity is 15935 La Cantera Pkwy, San Antonio, TX 78256..
(6)Includes 1,753 shares credited to Mr. Abbasi’s account as of February 5, 2025 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.

20

Security Ownership of Certain Beneficial Owners and Management
(7)Includes 17,731 shares credited to Mr. Augsburger’s account as of February 5, 2025 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.
(8)Includes 3,075 shares held in a trust in which Mr. Bartels serves as trustee.
(9)Includes 4,527 shares credited to Ms. Christian’s account as of February 5, 2025 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.
(10)Includes 781 shares held by Mr. Findlay’s individual retirement account.
(11)Includes 10 shares held by Ms. Pichon’s husband, as to which shares she has no voting or investment power and 911 shares credited to Ms. Pichon’s account as of February 5, 2025 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.
(12)Includes 26,668 shares held in a trust in which Mr. Smith serves as trustee and 19,656 shares credited to Mr. Smith’s account as of February 5, 2025 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.
(13)Includes 17,589 shares credited to Mr. Toothaker’s account as of February 5, 2025 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.
(14)Includes 1,257 shares held by Mr. Welch’s individual retirement account; 2,895 shares held by Mr. Welch’s wife’s individual retirement account, as to which shares he shares voting and investment power; 188,461 shares held by Mr. Welch’s wife, as to which shares he shares voting and investment power; 34,000 shares held by BEL Leasing LLP, as to which shares he shares voting and investment power; 23,645 shares held by Welch Packaging Group, Inc., as to which shares he has sole voting and investment power; and 58,250 shares credited to Mr. Welch’s account as of February 5, 2025 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.
(15)Includes 6,750 shares held by Ms. O’Neill’s individual retirement account and 24,434 shares held jointly, as to which shares she shares voting and investment power.
(16)Includes 600 shares held by Mr. Ottinger jointly, as to which shares he shares voting and investment power.
(17)This includes shares which have been allocated to executive officers under the 401(k) plan through December 31, 2024.

2025 PROXY STATEMENT	21

Certain Relationships and Related Transactions
Lake City Bank extends loans to its directors and officers and to their related interests. Such loans are made with the same terms, conditions, interest rates, and collateral requirements as those prevailing at the same time for comparable loans extended to other unrelated borrowers. Loans to directors and officers do not involve greater risks of collectability or present other unfavorable features than loans to other borrowers. All such loans are approved by the Lake City Bank Board of Directors in accordance with applicable bank regulatory requirements.
Lake City Bank entered into a Lease Agreement with EOZ Business, LLC for retail branch and office space in Elkhart, Indiana, in September 2020. Lakeland Financial Corporation and Lake City Bank director Brian Smith is approximately an 12% owner of EOZ Business, LLC. The initial term of the lease is for a period of 15 years, with two consecutive five-year renewal terms. The lease term commenced on January 31, 2022. Pursuant to the lease, monthly rent for 4,553 square feet of leased space will be $8,157.46 for the first year, increasing annually to $10,210.10 by the fifteenth year. In addition, Lake City Bank will be required to pay its proportionate share of common area maintenance fees for the building. The Lease Agreement was negotiated by Lake City Bank’s management at an arms' length basis. Management and the Board believe that the terms of the lease are reasonable and consistent with the customary terms of the local market. As part of its annual review of director independence, the Board considered and re-evaluated this lease arrangement when considering Mr. Smith’s independence and determined that it did not prevent Mr. Smith from being able to serve as an independent director.
The Company and Bank are an investor in certain funds managed by Centerfield Capital (“Centerfield”), a private equity investment firm. A. Faraz Abbasi, a director of the Company, is a Managing Partner and an owner of Centerfield. As of December 31, 2024, the Company had an aggregate investment balance of approximately $2.7 million in such funds, which are included in other assets on the consolidated balance sheet, and have remaining commitments to invest up to approximately $2.1 million. Under the terms of the applicable funds, Centerfield is entitled to customary management fees with respect to the amounts under management and investment gains and it is estimated that Mr. Abbasi’s interest in such fees was approximately $25,000 annually for the year ended December 31, 2024. As part of its annual review of director independence, the Board considered and re-evaluated this transaction when considering Mr. Abbasi's independence and determined that it did not prevent Mr. Abbasi from being able to serve as an independent director.
Additionally, pursuant to its charter, the Nominating and Corporate Governance Committee evaluates and pre-approves any non-lending, material transaction between Lakeland Financial and any director or officer. The charter does not provide any thresholds as to when a proposed transaction needs to be pre-approved but the committee evaluates those proposed transactions that may affect a director’s independence or create a perception that the transaction was not fair to Lakeland Financial or not done at arms length. Generally, transactions that do not require disclosure in our proxy statement under SEC rules (without regard to the amount involved) do not require the Nominating and Corporate Governance Committee’s pre-approval. A director may not participate in any discussion or approval by the Nominating and Corporate Governance Committee of any related party transaction with respect to which he or she is a related party, but must provide to the Nominating and Corporate Governance Committee all material information reasonably requested concerning the transaction.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers, directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the SEC. Based solely on our review of reports filed on EDGAR during the most recent fiscal year, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2024, we are aware of one sale transaction by Mr. Ross that was not timely disclosed on a Form 4. Other than this transaction, we are not aware that any of our directors, executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during 2024.

22

Proposal No. 1

Election of Directors
The Company’s Board is currently comprised of 11 directors, each serving a term that will expire at this year’s Annual Meeting. Shareholders will be entitled to elect 11 directors for a term expiring in 2026 at the annual meeting.
We have no knowledge that any nominee will refuse or be unable to serve. In the event any of the nominees is unavailable for election, the holders of the proxies will be entitled to vote for any substitute nominee when voting at the meeting.
Set forth below is information concerning the nominees for election, including the age, the year first appointed or elected as a director and the other positions held by the person at Lakeland Financial and Lake City Bank. The nominees, if elected at the annual meeting, will serve as directors for a one-year term expiring in 2026. Each of the nominees is an incumbent director and has served as a director of Lakeland Financial for at least one term.
The directors will be elected by a plurality voting standard. Each vote is required to be counted “FOR” or ”WITHHOLD” with respect to the director’s election. Consequently, the 11 director nominees receiving the most votes “FOR” election will be elected as a director.

The Board recommends that shareholders vote “FOR” each of the nominees for director.

2025 PROXY STATEMENT	23

Proposal No. 1 — Election of Directors
Nominees

Name and Primary Occupation Current Term Expires 2025	Age	Director Since	Committee Membership
			AC	CC	CRC(1)	NCGC
A. Faraz Abbasi Director of Lakeland Financial and Lake City Bank	52	2022
Blake W. Augsburger Director of Lakeland Financial and Lake City Bank	61	2011
Robert E. Bartels, Jr. Director of Lakeland Financial and Lake City Bank	60	2002
Darrianne P. Christian Director of Lakeland Financial and Lake City Bank	53	2018
David M. Findlay Chairman and Chief Executive Officer of Lakeland Financial and Lake City Bank	63	2010
Emily E. Pichon Director of Lakeland Financial and Lake City Bank	61	2002
Kristin L. Pruitt President and Director of Lakeland Financial and Lake City Bank	53	2023
Steven D. Ross Director of Lakeland Financial and Lake City Bank	70	2000
Brian J. Smith Director of Lakeland Financial and Lake City Bank	60	2011
Bradley J. Toothaker Director of Lakeland Financial and Lake City Bank	56	2011
M. Scott Welch Director of Lakeland Financial and Lake City Bank	64	1998

AC	Audit Committee	Chair
CC	Compensation Committee	Vice Chair
CRC	Corporate Risk Committee	Member
NCGC	Nominating and Corporate Governance Committee	Audit Committee Financial Expert
(1)The Corporate Risk Committee is a committee of the Board of Directors of Lake City Bank

24

Proposal No. 1 — Election of Directors
Skills and Experience

Industry	Brand	Technology	Board

Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board or executive officer. No nominee or director has been a director of another “public corporation” (i.e. subject to the reporting requirements of the Exchange Act) or of any investment company within the past five years except for Mr. Welch.
The business experience of each of the nominees for the past five years as well as their qualifications to serve on the Board is as follows:
A. Faraz Abbasi

Age 52 Director Since 2022 Committees Audit, Compensation (Chair)

Background
•Managing Partner at Indianapolis, Indiana-based Centerfield Capital, a private equity investment firm that works closely with equity sponsors, independent sponsors, business owners and management teams who seek subordinated debt and equity financing to build companies and create value.
•Responsible for overseeing the partnership and investor relations.
•Member of the Partnership’s Investment Committee.
•In sales and operations at Praxair, Inc. and Rodel, Inc. before joining Centerfield in 2001.
Director Qualifications
We consider Mr. Abbasi to be a qualified candidate for service on the Board as well as the Audit Committee and the Compensation Committee due to his experience and leadership working with investors and companies from a variety of sectors.

	Industry	Brand	Technology	Board	Finance	Corporate Governance & Ethics

2025 PROXY STATEMENT	25

Proposal No. 1 — Election of Directors
Blake W. Augsburger

Age 61 Director Since 2011 Committees Compensation, Nominating and Corporate Governance (Chair)

Background
•Founder and Chief Executive Officer of LEA Professional, which designs and manufactures audio amplifiers for the commercial, residential and professional audio markets.
•Former Executive Vice President and America’s Country Manager for Harman International Industries, Inc., a Fortune 500 company that designs and manufactures audio and infotainment products and systems.
•Served for ten years as the President of the Harman Professional Division, which is based in Northridge, California.
Director Qualifications
We consider Mr. Augsburger to be a qualified candidate for service on the Board as well as the Nominating and Corporate Governance Committee and the Compensation Committee due to his leadership skills and expertise developed as a former executive of a large, complex public company.

	Industry	Brand	Technology	Board	Corporate Governance & Ethics

Robert E. Bartels, Jr.

Age 60 Director Since 2002 Committees Audit, Nominating and Corporate Governance (Vice Chair)

Background
•Partner in Incedo LLC, a family office and real estate management company managing investments and business interests.
•Former President and Chief Executive Officer of Martin’s Supermarkets, Inc., a regional supermarket chain headquartered in South Bend, Indiana.
Director Qualifications
We consider Mr. Bartels to be a qualified candidate for service on the Board as well as the Audit Committee and the Nominating and Corporate Governance Committee due to his skills and expertise acquired as the former leader of a successful business that is prominent in many of our markets. Mr. Bartels was a third-generation family business owner with approximately 37 years of supermarket and retail experience, including 21 years of executive practice.

	Brand	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

26

Proposal No. 1 — Election of Directors
Darrianne P. Christian

Age 53 Director Since 2018 Committees Compensation (Vice Chair), Corporate Risk (Chair)

Background
•Currently involved with leading strategic initiatives for BCforward, a global information technology consulting and workforce fulfillment firm founded by Ms. Christian and her husband, Justin Christian, in 1998.
•Former program manager and an IT consultant from 1995-2003 and former officer with the Central Intelligence Agency from 1990-1995.
•Board member of Newfields (formerly the Indianapolis Museum of Art) and the Eskenazi Foundation.
•Works closely with the Justin and Darrianne Christian Center for Diversity and Inclusion at DePauw University.
Director Qualifications
We consider Ms. Christian to be qualified to serve on the Board as well as the Compensation Committee and the Corporate Risk Committee due to her personal and professional engagement with several prominent nonprofits located in Indianapolis and her professional experience in the technology sector, which we believe will be valuable as we work to ensure that we remain innovative in providing technology-driven solutions to our clients.

	Technology	Board	Risk Management	Corporate Governance & Ethics

David M. Findlay

Age 63 Director Since 2010 Committees Corporate Risk

Background
•Presently serves as the Chairman of the Board and Chief Executive Officer of Lakeland Financial and Lake City Bank.
•Served as President and Chief Executive Officer from 2014-2023, President and Chief Financial Officer from 2010-2014 and Chief Financial Officer from 2000-2010.
•Served as the Chief Financial Officer of Quality Dining, Inc., then a publicly traded company with its headquarters in South Bend, Indiana, prior to joining Lakeland Financial in September 2000.
•Served in various capacities with The Northern Trust Company in Chicago, Illinois prior to joining Quality Dining, Inc.
Director Qualifications
We consider Mr. Findlay to be qualified to serve on the Board due to his familiarity with Lakeland Financial’s operations he has acquired as its President and Chief Financial Officer, his experience in the financial services industry and his prior experience as the Chief Financial Officer of a publicly traded company.

	Industry	Brand	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

2025 PROXY STATEMENT	27

Proposal No. 1 — Election of Directors
Emily E. Pichon

Age 61 Director Since 2002 Committees Compensation, Nominating and Corporate Governance

Background
•Chairman of ETP Asset Holdings, Inc., formerly known as ExTech Plastics Inc. & ETP Inc., a former extruder of plastic sheet.
•President of the Olive B. Cole Foundation, officer and director of the M E Raker Foundation Inc. and the Howard P. Arnold Foundation, Inc., each a private charitable foundation focused on northeast Indiana education, economic development and/or conservation based in Fort Wayne, Indiana.
Director Qualifications
We consider Ms. Pichon to be qualified to serve on the Board as well as the Nominating and Corporate Governance Committee and the Compensation Committee due to her experience with several prominent charitable foundations located in Fort Wayne and her education and training as an attorney.

	Industry	Brand	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics
Kristin L. Pruitt

Age 53 Director Since 2023 Committees Corporate Risk

Background
•Presently serves as President of Lakeland Financial and Lake City Bank.
•Served as Executive Vice President, Chief Administrative Officer, 2019-2023, Executive Vice President and General Counsel, 2014-2019, and Senior Vice President and General Counsel, 2008-2014.
•Served as Assistant General Counsel and Chief Compliance Officer at 1st Source Bank in South Bend, Indiana prior to joining Lakeland Financial in 2008.
•Previously practiced law with Skadden, Arps, Slate, Meagher & Flom in Washington DC and with Baker and Daniels in South Bend, Indiana.
Director Qualifications
We consider Ms. Pruitt to be qualified to serve on the Board due to her experience with Lakeland Financial’s operations acquired as its Chief Administrative Officer and her experience in the financial services industry.

	Industry	Brand	Board	Human Capital Management	Risk Management	Corporate Governance & Ethics

28

Proposal No. 1 — Election of Directors
Steven D. Ross

Age 70 Director Since 2000 Committees Audit, Corporate Risk (Vice Chair)

Background
•Former owner of Ross and Associates, a real estate management company.
•Former President of Heartland Coffee Company, a regional coffee and beverage service company, based in Warsaw, Indiana.
•Former President of Bertsch Services, Inc., a regional food service and vending company, which was based in Warsaw, Indiana prior to its sale.
Director Qualifications
We consider Mr. Ross to be a qualified candidate for service on the Board as well as the Audit Committee and the Corporate Risk Committee due to his skills and expertise acquired as president of a successful business in Kosciusko County and his knowledge of the business community in this region.

	Industry	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

Brian J. Smith

Age 60 Director Since 2011 Committees Audit (Vice Chair), Corporate Risk

Background
•Co-Chief Executive Officer of Heritage Financial Group, Inc., a real estate investment and management and consumer finance company, based in Elkhart, Indiana.
Director Qualifications
We consider Mr. Smith to be a qualified candidate for service on the Board as well as the Audit Committee and the Corporate Risk Committee due to his expertise in the manufactured housing and consumer finance industries, which is a significant industry in northern Indiana, and his knowledge of the Elkhart, Indiana market as a prominent member of the business community. Additionally, Mr. Smith has a strong financial background as a certified public accountant, which adds meaningful expertise to the Audit Committee.

	Industry	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

2025 PROXY STATEMENT	29

Proposal No. 1 — Election of Directors
Bradley J. Toothaker

Age 56 Director Since 2011 Committees Audit (Chair), Corporate Risk

Background
•Executive Chairman and former Chief Executive Officer of Bradley Company, a large Midwest-based, full-service real estate company.
Director Qualifications
We consider Mr. Toothaker to be a qualified candidate for service on the Board as well as the Audit Committee and the Corporate Risk Committee due to his extensive knowledge of the real estate sector in our region and his knowledge of the Northern Indiana market.

	Industry	Brand	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

M. Scott Welch

Age 64 Director Since 1998 Committees Compensation, Nominating and Corporate Governance

Background
•Chief Executive Officer of Welch Packaging Group, Inc., which is primarily engaged in producing industrial and point of purchase packaging and is headquartered in Elkhart, Indiana.
•Lead Director of the board of Patrick Industries, Inc.
Director Qualifications
We consider Mr. Welch to be a qualified candidate for service on the Board as well as the Nominating and Corporate Governance Committee and the Compensation Committee due to his skills and expertise in the manufacturing industry and his past experience with growing and leading organizations.

	Industry	Brand	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

30

Executive Officers
In addition to Mr. Findlay and Ms. Pruitt, the executive officers of Lakeland Financial are detailed below. Our Named Executive Officers as of December 31, 2024, are identified in the Summary Compensation Table of the Executive Compensation section.

Age 57

Lisa M. O’Neill
•Executive Vice President, Chief Financial Officer of Lakeland Financial and Lake City Bank, 2014–present.
•Chief Financial Officer of Bank First National Corporation in Manitowoc, Wisconsin, 2007–2014.
•Controller of Private Bancorp, Inc., 1999–2006.
•Served in the financial institutions group audit practice of Arthur Andersen, 1989–1999.

Age 54

Eric H. Ottinger
•Executive Vice President, Chief Commercial Banking Officer of Lakeland Financial and Lake City Bank, 2011–present.
•Head of Lake City Bank's Wealth Advisory Group, 2009–2011.
•Commercial East Regional Manager of Lake City Bank, 2002–2009.
•Vice President, Commercial Loan Officer of Lake City Bank, 1999–2002.
•Started his career as a Commercial Lending Officer in 1993.

Age 56

J. Rickard Donovan
•Senior Vice President, General Counsel and Corporate Secretary of Lakeland Financial and Lake City Bank, 2019–present.
•Partner with Rothberg, Logan & Warsco LLP, 2001-2019.
•Attorney for Rothberg, Logan & Warsco LLP, 1993-2019.

Age 45

Kyra E. Clark
•Senior Vice President, Chief Human Resources Officer of Lakeland Financial and Lake City Bank, 2020-present.
•Director of Human Resources for City of South Bend, 2017-2020.
•Staff Attorney for Barnes & Thornburg, 2008-2017.

Age 50

Stephanie R. Leniski
•Executive Vice President, Chief Retail Banking Officer of Lakeland Financial and Lake City Bank, 2025-present.
•Senior Vice President, Chief Retail Banking Officer of Lake City Bank, 2019–2025.
•Senior Vice President, Retail Regional Manager of Lake City Bank, 2017-2019.
•Vice President, Retail Regional Manager of Lake City Bank, 2012-2017.
•Started her career in financial services in 1996.

Age 47

Donald J. Robinson-Gay
•Senior Vice President, Chief Credit Officer of Lakeland Financial and Lake City Bank, 2023–present.
•Senior Vice President, Regional Credit Officer of Lake City Bank, 2020-2023.
•Vice President, Regional Credit Officer of Lake City Bank, 2018-2020.
•Began his banking career in 2003.
•Consultant at Accenture, 1999-2003.

Age 54

Carrie A. Gutman
•Senior Vice President, Chief Wealth Advisory Officer of Lakeland Financial and Lake City Bank, 2024–present.
•Senior Vice President, Chief Fiduciary Officer of Lake City Bank, 2023-2024.
•Began her banking career in 2016.
•Practiced general civil law for 20 years.

2025 PROXY STATEMENT	31

Compensation Discussion and Analysis
Introduction
This Compensation Discussion and Analysis (“CD&A”) describes Lakeland Financial’s compensation philosophy and policies as applicable to our named executive officers, which are identified in the Summary Compensation Table of the Executive Compensation section. This CD&A explains the structure and rationale associated with each material element of the executives’ compensation, and it provides important context for the more detailed disclosure tables and specific compensation amounts in the following compensation tables.
The Compensation Committee has overall responsibility for evaluating the compensation plans, policies and programs relating to the named executive officers of Lakeland Financial. The Compensation Committee relies upon Mr. Findlay’s assessment of each executive officer’s individual performance which considers the executive’s efforts in achieving his or her individual goals each year, managing and developing employees and enhancing long-term relationships with customers, if applicable to his or her position. Individual goals for executive officers are established by Mr. Findlay in consultation with each executive officer. The Compensation Committee establishes Mr. Findlay’s goals and reviews his performance. Mr. Findlay is not involved in discussions and determinations pertaining to his own performance.
The Compensation Committee’s charter gives it the authority to hire outside consultants to further its objectives and responsibilities. The Compensation Committee did not retain an outside consultant to assess executive compensation in 2024. Instead, the Compensation Committee relied on the 2023 report from Pearl Meyer & Partners, a compensation consulting firm, which assesses the effectiveness of the Company's executive compensation programs. Pearl Meyer & Partners is independent, reports directly to the Compensation Committee chair and performs no other work for the Company other than assisting the Compensation Committee in its review of the total compensation program. Pearl Meyer & Partners has also previously provided input on marketplace trends and best practices relating to competitive pay levels as well as developments in regulatory and technical matters. The Compensation Committee also reviewed compensation survey data in 2024 from industry sources such as the American Bankers Association and Bank Director Magazine.
The Compensation Committee intends to engage outside consultants in 2025 to provide market-based compensation data for executive officers and director compensation.
Additionally, in 2024 Pearl Meyer & Partners provided input on the design of the 2025 Equity Incentive Plan, including the proposed share reserve. See Proposal 3 for further information regarding the 2025 Equity Incentive Plan.
Regulatory Impact on Compensation
As a publicly traded financial institution, we must comply with multiple layers of regulations when considering and implementing compensation-related decisions. Although these regulations do not set specific parameters for compensation decisions, they do require that Lakeland Financial and the Compensation Committee be mindful of the risks associated with compensation programs designed to incentivize the achievement of better than average performance.
Under the FDIC’s 2015 Interagency Guidelines Establishing Standards for Safety and Soundness, excessive compensation is prohibited as an unsafe and unsound practice. The FDIC has indicated that financial institutions should consider whether aggregate cash amounts paid or noncash benefits provided to an employee are unreasonable or disproportionate to the services the employee performs. The Safety and Soundness standards set forth a framework within which financial institutions should evaluate an employee’s compensation, with factors including compensation history, internal pay equity and, if appropriate, comparable compensation practices at peer institutions. In order to give the assessment proper context, the assessment should be made in light of the financial institution's overall financial condition.

32

Compensation Discussion and Analysis
In 2010, the federal regulatory agencies, including the FDIC, the Federal Reserve and the Office of the Comptroller of the Currency, together issued the Guidance on Sound Incentive Compensation Policies (the “Joint Guidance”). The Joint Guidance complements the Safety and Soundness standards and establishes a framework within which financial institutions must assess the soundness of their incentive compensation plans, programs and arrangements. Because the Joint Guidance is limited to senior executive officers and other individuals who could pose a material risk to the financial institution, either acting alone or as a group, it is somewhat narrower in scope than the Safety and Soundness standards. With respect to those individuals to which it applies, the Joint Guidance aims to ensure that any available incentive compensation arrangements appropriately balance risk and reward, are compatible with effective controls and risk management and have the support of strong corporate governance.
In addition to the foregoing, proposed rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd Frank Act”) that intend to implement further risk assessment guidelines and procedures may eventually be finalized by the financial institution regulatory agencies and the SEC. Some form of proposed rules have now been issued three times: in 2011, 2016 and 2024. However, none of those proposed rules have yet been finalized. If any such proposed rules under the Dodd-Frank Act are ever finalized, they may impose additional compensation-related risk assessment guidelines on financial institutions.
Lakeland Financial is also subject to the SEC’s rules regarding risk assessment, which applies to all publicly traded companies. The SEC also maintains compensation risk assessment rules, applicable generally to publicly traded companies, which require Lakeland Financial to determine whether any of its existing incentive compensation plans, programs or arrangements create risks that are reasonably likely to have a material adverse effect on the Company.
The Compensation Committee completes a risk assessment of Lakeland Financial’s compensation programs and components on an annual basis. The Committee has determined that our incentive compensation plans, programs and arrangements do not create risks that are reasonably likely to have a material adverse effect on Lakeland Financial.
Finally, when making decisions about executive compensation, we also consider the impact of other regulatory provisions including: Section 162(m) of the Internal Revenue Code (the "Code") regarding tax deductibility of certain compensation, Section 409A of the Code regarding nonqualified deferred compensation and Sections 4999 and 280G of the Code regarding excise taxes and deduction limitations on golden parachute payments made in connection with a change in control. We also consider how various elements of compensation will impact our financial results. For example, we consider the impact of FASB ASC Topic 718, which requires us to recognize the compensation costs of grants of equity awards based upon the grant date fair value of those awards.
Compensation-Related Governance Policies
Share Ownership Guidelines
The guidelines, adopted in 2015, require the Chief Executive Officer to hold a minimum number of shares of Company common stock with a value equal to three times his annual base salary. Other executive officers, including each of the named executive officers are required to hold a minimum number of shares of Company common stock with a value equal to two times his or her respective annual base salary. Unvested options or restricted stock units issued under the Company’s LTI Program are not included when considering ownership totals for this requirement. In the event that an executive officer does not hold the required number of shares, a minimum of one-half of shares issued under the LTI Program must be retained until the guidelines are met. As of the most recent measurement date, February 18, 2025, all of our named executive officers were in compliance with the share ownership guidelines.

2025 PROXY STATEMENT	33

Compensation Discussion and Analysis
Hedging and Pledging Policy
The Company’s insider trading policy specifically prohibits our insiders from entering into hedging transactions involving the Company’s stock. To our knowledge, none of our officers or directors has entered into a hedging transaction involving Company stock in violation of this prohibition.
The Company’s insider trading policy also prohibits an insider from pledging Company stock as collateral for a lending relationship without the prior approval of the Nominating and Corporate Governance Committee. To our knowledge, none of our officers or directors has pledged his or her Company stock in violation of this policy.
Clawback Policy
We adopted an enhanced clawback policy effective as of October 2, 2023, in accordance with the latest SEC rules and NASDAQ listing standards, a copy of which is publicly filed with our Annual Report on Form 10-K.
Compensation Philosophy and Objectives
The overall objective of Lakeland Financial’s compensation programs is to align executive officer compensation with the success of meeting long-term strategic operating and financial goals. Our compensation programs are designed to create meaningful incentives to manage the business successfully, with a constant focus on short-term and long-term performance under the strategic plan and key operating and financial objectives. Our philosophy is intended to align the interests of executive officers with the long-term interests of our shareholders. The executive compensation program is structured to accomplish the following objectives:
•encourage a consistent and competitive return to shareholders over the long-term;
•maintain a corporate environment that encourages stability and a long-term focus for the primary constituents of Lakeland Financial, including its shareholders, clients, employees, communities and government regulatory agencies;
•maintain a program that:
•motivates personnel to perform and succeed according to our current and long-term goals;
•provides management with appropriate empowerment to make decisions that benefit our primary constituents;
•retains key personnel critical to our long-term success;
•provides for management succession planning and related considerations;
•emphasizes formula-based components such as performance-based bonus plans and long-term incentive plans in order to focus management efforts on the execution of corporate goals;
•encourages increased productivity; and
•responsibly manages risks related to compensation programs.
•provide for subjective consideration in determining incentive and compensation components; and
•ensure that management:
•fulfills its oversight responsibility to Lakeland Financial’s primary constituents;
•conforms its business conduct to the highest legal and ethical standards;
•remains free from any influences that could impair or appear to impair the objectivity and impartiality of its judgments or treatment of our constituents; and
•continues to avoid any conflict between its responsibilities to Lakeland Financial and each executive officer’s personal interests.

34

Compensation Discussion and Analysis
Consideration of 2024 Say-on-Pay
The Company, the Board and the Compensation Committee pay careful attention to communications received from shareholders regarding executive compensation, including the non-binding advisory vote. The Company carefully considered the result of the 2024 advisory vote on executive compensation in setting the compensation policies and structure for its named executive officers. Based on this consideration and the other factors described in this Compensation Discussion and Analysis, unless otherwise described therein, the Compensation Committee did not materially alter the policies or structure for the named executive officers’ compensation for 2024 or 2025.

At the Company’s 2024 annual meeting of shareholders, approximately 96% of the votes cast were in favor of the non-binding advisory proposal on the compensation of certain executive officers.

Compensation Factors
General
The Compensation Committee’s decisions regarding each named executive officer are based in part on the Compensation Committee’s subjective judgment and also take into account qualitative and quantitative factors as set forth in the discussion below. In reviewing an executive officer’s compensation, the Compensation Committee considers and evaluates all components of the executive officer’s total compensation package.
Corporate Performance
In establishing executive compensation, the Compensation Committee measures Lakeland Financial’s performance compared to management's and the Board's goals and objectives and also compares our performance to that of our peer group of financial institutions. The Compensation Committee believes that using Lakeland Financial’s performance as a factor when determining an executive officer’s compensation is effective in aligning the executive’s interests with those of our shareholders. Therefore, the Compensation Committee focuses on performance by evaluating key financial performance criteria of Lakeland Financial such as average return on beginning equity growth, revenue growth, diluted earnings per share growth, capital adequacy, the efficiency ratio and asset quality. As part of the evaluation and review of these criteria, the Compensation Committee takes into account various subjective issues such as general economic conditions, the interest rate environment and its impact on performance and how such issues may affect Lakeland Financial’s performance.
Our compensation decisions for 2024 and for 2025 factored in Lakeland Financial’s performance under key financial criteria set forth above. The Compensation Committee believes that Lakeland Financial’s financial performance in 2024 was very strong. The Compensation Committee weighed heavily Lakeland Financial’s relative performance when compared to its peers. Additionally, the Compensation Committee determined that the named executive officers performed well in satisfying their individual goals for 2024.
Other Factors
Other factors of corporate performance that may affect an executive’s compensation include succession planning consideration, realization of economies of scale through cost-saving measures, Lakeland Financial’s market share reputation in the communities which it serves, level of employee turnover, market competition for talent and other less subjective performance considerations. In addition, because the Compensation Committee believes strongly that our executives should be involved in the communities that we serve, the Committee takes into consideration indirect and intangible business factors such as community involvement and leadership when reviewing executive compensation.

2025 PROXY STATEMENT	35

Compensation Discussion and Analysis
Comparison to Peer Group
In establishing compensation of the named executive officers, the Compensation Committee utilizes market data regarding the compensation practices of other financial institutions of a similar asset size and complexity. Such institutions include, but are not limited to, the members of the peer group prepared by Pearl Meyer & Partners in 2023. For the 2023 compensation survey, the peer group generally included financial institutions with total assets of $4.9 billion to $18.0 billion with a focus on institutions located in the central region of the United States. The Compensation Committee may also consider data from additional financial institutions by evaluating relevant similarities such as business-line focus and long-term operating and financial stability. For example, institutions with a similar focus on complex commercial lending may be considered by the Compensation Committee even if they fall outside of the general asset size of our other peers. The Compensation Committee believes this comprehensive practice is useful in creating an overall compensation program that is competitive in the marketplace and attracts and retains qualified, talented executives. While the Compensation Committee believes that it is prudent to consider such comparative information in determining compensation practices, it does not set strict parameters for using this data. Rather, the Compensation Committee uses comparative data to ensure that executive compensation is not inconsistent with appropriately defined peer organizations. The Compensation Committee believes that the current executive officers of the Company have established a sound track record of long-term performance that warrants compensation at or around the median level of compensation among similarly situated financial institutions.
For purposes of peer analysis in assessing performance, Lakeland Financial generally considers a peer group that includes commercial banks of similar asset size, financial performance and organizational structure as well as those that are key competitors for executive talent. Given the ever-changing landscape within the banking industry, the group of banks appropriate for comparative analysis is continually evolving. In connection with its 2023 analysis of the Company’s executive compensation programs, Pearl Meyer & Partners compiled a market reference group of 20 other publicly traded bank holding companies headquartered in the central United States, with median assets of $7.1 billion and stable-to-strong performance history. The Compensation Committee believes this peer group continued to be appropriate for 2024 for comparative analysis. The companies included in this peer group, excluding companies that have been acquired or otherwise no longer exist, are listed below:

Park National Corporation – Newark, Ohio
Old Second Bancorp, Inc. – Aurora, Illinois
Community Trust Bancorp – Pikeville, Kentucky
First Merchants Corporation – Muncie, Indiana
City Holding Company – Charleston, West Virginia
Independent Bank Corporation – Ionia, Michigan
Midland States Bancorp – Effingham, Illinois
CNB Financial Corporation – Clearfield, Pennsylvania
Horizon Bancorp – Michigan City, Indiana
QCR Holdings, Inc. – Moline, Illinois

First Commonwealth Financial Corp. – Indiana, Pennsylvania
1st Source Corporation – South Bend, Indiana
First Busey – Champaign, Illinois
Peoples Bancorp – Marietta, Ohio
Republic Bancorp – Louisville, Kentucky
Stock Yards Bancorp – Louisville, Kentucky
German American – Jasper, Indiana
First Financial Corporation – Terre Haute, Indiana
MidWestOne Financial – Iowa City, Iowa
Mercantile Bank Corporation – Grand Rapids, Michigan

36

Compensation Discussion and Analysis
Individual Performance
When evaluating the individual performance of the named executive officers, with the exception of the Chairman and Chief Executive Officer, the Compensation Committee takes into account Mr. Findlay’s assessment of individual performance, which assessment considers the executive’s efforts in achieving his or her individual goals each year, managing and developing employees and enhancing long-term relationships with customers if applicable to the officer’s position. The measure of an executive officer’s individual performance and their contribution to the overall Company performance depends partially on what steps are taken to increase revenues and implement cost-saving strategies and the outcome of such strategies. Each executive officer has different goals established that are intended to focus that executive’s contributions to the strategic goals of the Company. Individual goals for executive officers are developed by Mr. Findlay in consultation with each executive officer and recommended to the Compensation Committee by Mr. Findlay for approval. The Compensation Committee establishes Mr. Findlay’s goals after reviewing the Company’s annual strategic plan, annual budget plan and the goals of the other executive officers. Mr. Findlay is not present for the discussion or determination of his own compensation.
Payouts for 2024 Performance
The Compensation Committee determined that it was in the best interest of the shareholders to allow the established performance thresholds and targets to stand in determining payouts under the LTI Program and the EIB Plan for 2024, other than with respect to the EIB for Mr. Donovan. The Compensation Committee believes that Mr. Donovan went above and beyond in his efforts to resolve certain matters facing the Company during 2024, and accordingly increased his EIB bonus payout from 100% of target to 110% of target. The Compensation Committee continues to believe that the plans are well designed to fairly compensate employees and create appropriate alignment with shareholders.

2025 PROXY STATEMENT	37

Compensation Discussion and Analysis
Compensation Decisions
This section describes the decisions made by the Compensation Committee with respect to the compensation for the named executive officers for 2024 and 2025.
Executive Summary
In reviewing an executive officer’s compensation, the Compensation Committee considers and evaluates all components of the officer’s total compensation package through the use of tally sheets. The use of tally sheets allows the Compensation Committee to assess the executive’s aggregate compensation, including cash payments and non-cash incentives and benefits, in one concise document. The chart below summarizes the major elements of executive officer compensation.

Element	Key Characteristics	Why We Pay this Element	How We Determine the Amount	2024 Decisions

Base Salary	Fixed compensation component payable in cash. Reviewed annually and adjusted when appropriate.	Provide a base level of competitive cash compensation to attract and retain executive talent.	Experience, industry knowledge, peer data, company performance and individual performance.	Base salary increases were 3.8% for all named executive officers.

Annual Bonus	Variable compensation component payable in cash. Target bonuses are established as a percentage of annual salary and payment is capped at 150% of target.	Motivate and reward executives for performance on key operational, financial and individual objectives met during the course of the year.	Market practices with payout based on level of achievement of company and individual performance goals.
Annual bonus paid out at 100% of target for participants based on net income performance. Individual payouts based on performance goals were each at 100% except for Mr. Donovan who was paid at 110% of target due to exceptional performance.

Long-Term Incentives	Variable compensation component payable in restricted stock units. Payments are capped at 150% of target.	Motivate executives to collectively produce outstanding results, encourage superior performance, increase productivity and aid in attracting and retaining key employees.	Market practices with payouts based on company performance.
2022-2024 LTI Program paid out at 63% of target based on performance against three-year compound annual growth rate in revenue and earnings per share and average return on beginning equity performance goals. 2024 LTI Program grants were 75% performance-based restricted stock units and 25% time-based restricted stock units.

Other Compensation and Perquisites	Compensation component to provide basic competitive benefits.	Provide a base level of competitive compensation to attract and retain executive talent.	Periodic assessment of competitive offerings.	No substantive change from prior years.

38

Compensation Discussion and Analysis
Our compensation decisions for 2024 and for 2025 factored in Lakeland Financial’s performance under key financial criteria, including average return on beginning equity growth, return on average assets, revenue growth, diluted earnings per share growth, capital adequacy, efficiency ratio and asset quality. The Compensation Committee believes that Lakeland Financial’s financial performance in 2024 was very strong. When compared to its peer group, the Compensation Committee believes Lakeland Financial’s performance was good therefore, the Compensation Committee weighed heavily Lakeland Financial’s relative performance when compared to its peers. Additionally, the Compensation Committee determined that the named executive officers performed well in satisfying their individual goals for 2024.
The following is a brief summary of additional compensation decisions of the Compensation Committee for 2024 and 2025:
•bonus payments to named executive officers for 2024 under the EIB Plan were higher than bonuses for 2023 due to the performance of Lakeland Financial in 2024 against its target, as discussed below;
•the 2025 LTI Program target level grants were decreased slightly; and
•the amount of total compensation paid to Mr. Findlay was lower in 2024 than 2023 due to the payouts under the LTI Program.
Base Salary
The salaries for 2024 were determined by the Compensation Committee at the end of 2023 and are set forth in the 2024 Summary Compensation Table below. In determining these salary levels, the following factors were considered with no specific weighting applied to any single factor:
•the compensation philosophy and guiding principles described above;
•the performance of Lakeland Financial under key financial objectives;
•the base salary paid to the officers in comparable positions at companies in the peer groups, generally using the median of total compensation as our point of reference if the officer’s overall performance and experience warrants such consideration;
•the overall professional experience, background and the industry knowledge of the named executive officers and the quality and effectiveness of their leadership at Lakeland Financial;
•all other components of executive compensation including bonus, stock awards, retirement and death benefits as well as other benefits and perquisites;
•the performance of Lakeland Financial’s stock price, although it is not a key factor in considering compensation as the Compensation Committee believes that the performance of the stock price is subject to factors outside the control of executive management; and
•internal pay equity among Lakeland Financial executives.
At the end of 2024, the Compensation Committee determined the base salaries of the named executive officers for 2025. The Compensation Committee approved raises for all of the named executive officers for 2025 based on the factors described above. The base salaries for 2024 and 2025 are set forth below.

Name	Position	2024 Base Salary	2025 Base Salary	Percent Change
David M. Findlay	Chairman and Chief Executive Officer	$714,500	$741,750	3.8%
Kristin L. Pruitt	President	439,000	455,750	3.8%
Lisa M. O’Neill	Executive Vice President, Chief Financial Officer	340,000	353,000	3.8%
Eric H. Ottinger	Executive Vice President, Chief Commercial Banking Officer	368,000	382,000	3.8%
J. Rickard Donovan	Senior Vice President, General Counsel	230,000	238,750	3.8%

2025 PROXY STATEMENT	39

Compensation Discussion and Analysis
Annual Bonus
The Compensation Committee typically determines eligibility for annual bonus payments using the parameters defined in the Company’s Executive Incentive Bonus Plan, as may be amended from time to time (the “EIB Plan”), which is a performance-based bonus plan for selected Lake City Bank corporate officers and includes the named executive officers. The Compensation Committee retains the right to modify the program or withhold payment at any time. Since the EIB Plan’s inception in 2002, Lakeland Financial’s performance has warranted payouts on an annual basis.
Eligible participants in the EIB Plan, including the named executive officers, may earn an annual performance-based bonus based on Lakeland Financial’s overall performance (“Company performance”) as well as the individual participant’s performance (“individual performance”). The total target bonus opportunity is a percentage of average rate of salary during the year. As set forth in the EIB Plan, 50% of the bonus earned is determined by Company performance and 50% is determined by individual performance. Generally, a participant must be employed through the date of payment to earn a bonus, but participants may earn a pro rata bonus at the actual level of performance upon the date of a qualifying retirement or if terminated in connection with a change in control. No unearned bonuses are payable in the event of a participant’s death or disability.
The payout for Company performance is based on our actual net income for that year compared to the targeted net income. We calculate this by using our net income after the 401(k) match and incentive compensation costs. The Compensation Committee approves a targeted net income amount after reviewing the previous year’s actual net income in conjunction with the Board’s and management’s expectations for that particular year. The target net income amount is generally reviewed and adjusted each year in order to provide a proper level of incentive to the officers and, in the Compensation Committee’s view, is not set at a level that makes it substantially certain that the target will be obtained. The Company performance payout percentage is determined based upon achieving certain performance levels of net income as defined in the table below. The payout percentage is the actual percentage of target net income attained when actual net income equals or exceeds 70% of target, up to the maximum of 150%.

Performance Level	Target Net Income Percentage	2024 Net Income	Company Performance Payout Percentage
Maximum Performance	150%	$140,217,000	150%
Target Performance	100%	93,478,000	100%
Threshold Performance	70%	65,434,600	50%
<Threshold Performance	<70%	<65,434,600	0%
The actual net income used for bonus calculations for all participants in the EIB Plan for 2024 was $93,478,000, or 100% of the targeted amount, and bonus payouts for Company performance were paid out based on that level. Individual performance payouts under the EIB Plan are determined by the formulas described below, although the Compensation Committee reserves the right to modify the payouts in its sole discretion.
The payout for individual performance is determined by the participant’s achievement of individual performance goals that are established for the year. The Compensation Committee also has the discretion to reward achievements that are not the subject of any pre-established goals.
In 2024, the Compensation Committee determined that the named executive officers achieved their respective individual performance goals. The percent of eligible salary and individual performance payout percentages for each named executive officer are listed in the table below.

Name	Target Bonus as Percent of Eligible Salary	Individual Performance Payout Percentage
David M. Findlay	50%	100%
Kristin L. Pruitt	45%	100%
Lisa M. O’Neill	40%	100%
Eric H. Ottinger	40%	100%
J. Rickard Donovan	30%	110%

40

Compensation Discussion and Analysis
The 2024 individual goals are set forth below:

David M. Findlay
•Work with Management Committee to complete the strategic initiatives in the 2024 Strategic Plan, achieve financial performance targets contained in the 2024 budget, ensure that succession planning is in place bankwide and ensure the bank is prepared as it approaches $10 billion asset size.
•Provide effective leadership of the Company's Management Team.
•Focus on ensuring personal connectivity to each member of Senior Leadership Council.
•Play a significant role in key vendor relationships.
•Effectively coordinate senior management's involvement with the Board of Directors.
•Represent Lake City Bank in the external community.

Kristin L. Pruitt
•Expand external client and community engagement.
•Focus on boardroom presence with a more formal role.
•Develop increased technical competencies on the Credit Administration front.
•Develop a formal role in investor relations.
•Continue oversight of ESG matters and the road to $10 billion asset size.

Lisa M. O’Neill
•Work with Strategy and Innovation Committee and Pricing Committee to identify growth opportunities.
•Thoughtfully plan and implement technology innovations.
•Continue to develop the Lake City Bank data lake.
•Manage active engagement on Fintech opportunities.
•Assist Finance and Treasury departments as they build out the automated forecasting model.
•Develop a governance structure for the use of artificial intelligence at the bank.

Eric H. Ottinger
•Manage the coordination of workflows between Credit Administration, Commercial Banking and Commercial Loan Operations.
•Develop standardized loan covenants to incorporate in loan submissions and business loan agreements.
•Manage commercial real estate exposure following Federal Reserve guidance levels.
•Continue to develop the Business Development Program.
•Foster continued relationships between Regional Credit Officers and Commercial Banking teams.

J. Rickard Donovan
•Lead the integration of legal and compliance with other risk areas within the bank.
•Manage the IOI matter, outside counsel, insurers and bank-related parties through the litigation process.
•Assist compliance group as they manage the impact and implementation of the bank's efforts to comply with Rule 1071.
•Build relationships among the Indianapolis team.
•Manage and support efforts of the disclosure task force.

2025 PROXY STATEMENT	41

Compensation Discussion and Analysis
For 2024, our overall performance and achievement of individual goals resulted in aggregate bonus payments of approximately $3.9 million paid to 285 employees and ranged from 3% to 50% of base salary. The bonuses paid to our named executive officers in 2025 and 2024 are included in the table below.

Name	Bonus Paid in 2024 for 2023 Performance	Bonus Paid in 2025 for 2024 Performance	Percentage Change
David M. Findlay	$271,365	$357,250	31.6%
Kristin L. Pruitt	137,340	197,550	43.8%
Lisa M. O’Neill	97,960	136,000	38.8%
Eric H. Ottinger	120,190	147,200	22.5%
J. Rickard Donovan	55,335	75,900	37.2%
Long-Term Incentive Program – Performance-Based Awards
The Compensation Committee follows a historical practice of making annual performance-based equity grants, with such practice referred to informally as the Long-Term Incentive Program (“LTI Program”). The LTI Program is designed to provide for performance-based payouts based upon key financial criteria over rolling three-year periods as recommended by Mr. Findlay and approved by the Compensation Committee. The Compensation Committee has made grants under the LTI Program each year since 2006. At the discretion of the Compensation Committee, awards under the LTI Program consist of performance-based restricted stock units rather than cash to provide for additional alignment with shareholders and stock price performance over the performance period.
The purpose of the LTI Program is to motivate select officers, including our named executive officers, to collectively produce outstanding results, encourage superior performance, increase productivity and aid in attracting and retaining key employees. Mr. Findlay recommends, subject to the Compensation Committee’s approval, the performance measures and performance targets to be used for each performance period. The Compensation Committee currently utilizes three key financial measures: revenue growth rate, diluted earnings per share growth rate and average return on beginning equity. Performance targets can be based on a combination of Lakeland Financial’s goals, business unit and/or individual goals and other such factors as determined and approved by the Compensation Committee. Different performance targets may be established for different participants for any performance period, although currently all executives have the same performance targets.
Unless the Compensation Committee determines otherwise, a new three-year performance period will begin each year under the LTI Program. The maximum number of performance periods open to measurement at any time is three. Our named executive officers and other select officers receive earned LTI Program payouts on a yearly basis at the conclusion of each successive three-year performance period. The Compensation Committee believes that by making annual awards that consider Company performance over rolling three-year periods, the Compensation Committee is incentivizing our named executive officers to focus on consistent and sustainable performance rather than taking outsized risks in any one particular year.

42

Compensation Discussion and Analysis
The amount of the LTI award for each performance period is based upon achieving certain performance levels for each of the three measurement criteria as defined in the tables below. The Company employs linear interpolation to determine the payout in the event a measurement criterion falls between the threshold and target or target and maximum performance levels.
3 YEAR REVENUE GROWTH

	Performance Level
Performance Period	< Threshold Performance	Threshold Performance	Target Performance	Maximum Performance

2025-2027	<1.90%	1.90%	4.50%	7.80%
2024-2026	<2.00%	2.00%	4.75%	8.25%
2023-2025	<3.00%	3.00%	7.00%	12.10%
Vesting	0% of target award	16.67% of target award	33.33% of target award	50% of target award
3 YEAR DILUTED EARNINGS PER SHARE GROWTH

	Performance Level
Performance Period	< Threshold Performance	Threshold Performance	Target Performance	Maximum Performance

2025-2027	<1.80%	1.80%	4.50%	8.00%
2024-2026	<2.00%	2.00%	5.00%	9.00%
2023-2025	<2.50%	2.50%	6.25%	11.10%
Vesting	0% of target award	16.67% of target award	33.33% of target award	50% of target award
3 YEAR AVERAGE RETURN ON BEGINNING EQUITY

	Performance Level
Performance Period	< Threshold Performance	Threshold Performance	Target Performance	Maximum Performance

2025-2027	<9.75%	9.75%	13.00%	15.75%
2024-2026	<10.50%	10.50%	14.00%	17.00%
2023-2025	<13.25%	13.25%	17.75%	21.50%
Vesting	0% of target award	16.67% of target award	33.33% of target award	50% of target award
The Compensation Committee directed management to accrue for the open periods at an amount equal to the sum of the percentages of the actual financial performance against the targeted performance levels, with each of the three criteria valued at 33.33% of the total accrual.
For 2025, the Compensation Committee increased the grant share amounts compared to the prior year’s grants for the LTI Program grants to ensure that the overall compensation levels were appropriate.
The LTI Program allows the Compensation Committee the discretion to adjust performance goals and performance measure results for extraordinary events or accounting adjustments resulting from significant asset purchases or dispositions or other events not contemplated or otherwise considered when the performance measures and targets were set. No such adjustments have been made for any of the open LTI Program years discussed above.

2025 PROXY STATEMENT	43

Compensation Discussion and Analysis
For the three-year performance period ended December 31, 2024, awards were paid at 63% of target, for a total of 54,373 shares paid to 39 individuals in accordance with the terms of the LTI Program. The performance metrics and actual results for the 2022-2024 performance period were as follows:

	2022-2024		Weighted Payout Percentage
Performance Metric	Target Performance	Actual Performance
3 Year Revenue Growth	7.00%	4.40%	22.50%
3 Year Diluted Earnings Per Share Growth	6.25%	-0.99%	0.00%
3 Year Average Return on Beginning Equity Growth	14.00%	15.20%	40.00%
Payout Percentage			62.50%
The payouts to the named executive officers for the 2022-2024 and the 2021-2023 performance periods, payable in early 2025 and 2024, respectively, were as follows:

Name	Performance Period 2021-2023 Payout Shares	Performance Period 2022-2024 Payout Shares
David M. Findlay	18,880	11,560
Kristin L. Pruitt	7,670	4,696
Lisa M. O’Neill	7,080	4,335
Eric H. Ottinger	7,670	4,696
J. Rickard Donovan	4,779	2,926
The target award that each named executive officer may earn under the 2023-2025, 2024-2026 and 2025-2027 performance periods is as follows:

Name	Performance Period 2023-2025 Target Share Award Payable in 2026	Performance Period 2024-2026 Target Share Award Payable in 2027	Performance Period 2025-2027 Target Share Award Payable in 2028
David M. Findlay	12,000	12,000	12,672
Kristin L. Pruitt	4,875	7,500	7,248
Lisa M. O’Neill	4,875	4,875	5,148
Eric H. Ottinger	4,875	4,875	5,148
J. Rickard Donovan	3,037	3,037	3,208
Shares delivered pursuant to the LTI Program described above are currently granted under the shareholder-approved 2017 Equity Incentive Plan, as may be amended from time to time (the “2017 Equity Incentive Plan”). Pursuant to the terms of the 2017 Equity Incentive Plan and restricted stock unit award agreements governing the terms of the LTI Program awards, unvested awards are forfeited upon termination of employment other than a termination in connection with a change in control or due to the participant’s death, disability or retirement.
If the Lakeland Financial Corporation 2025 Equity Incentive Plan (the "2025 Equity Incentive Plan") is approved by our shareholders at the annual meeting, the 2025 Equity Incentive Plan will replace the 2017 Equity Incentive Plan and all future awards shall be made from the 2025 Equity Incentive Plan. See Proposal 3 for further information regarding the 2025 Equity incentive Plan.
For awards granted in 2023 and 2024, such awards will generally vest at the target level of performance, prorated for the portion of the performance period during which the executive was employed upon a participant’s death, disability, or qualifying retirement. In the event of a change in control if the awards are assumed by a successor, such awards will fully vest based upon actual performance through the date of the change in control if the participant incurs a qualifying termination of employment.
For awards that may be granted in 2025 under the 2017 Equity Incentive Plan and prior to the approval of the 2025 Equity Incentive Plan, such awards will generally vest at the actual level of performance, prorated for the portion of the performance period during which the executive was employed upon a participant's death, disability or qualifying retirement. In the event of a change in control if the awards are assumed by a successor, such awards will fully vest based upon the greater of actual or target performance through the date of the change in control if the participant incurs a qualifying termination of employment.

44

Compensation Discussion and Analysis
Long-Term Incentive Program – Time-Based Awards
The Compensation Committee determined that beginning with the LTI Program awards for 2022, it would make 75% of the awards in the form of performance-based restricted stock units and 25% in the form of time-based restricted stock units, vesting over the same three performance periods as the performance-based restricted stock units. The Compensation Committee believed that this change would strengthen the LTI Program as a retention tool by moderately raising the floor during difficult years and lowering the ceiling during high-performing years. Beginning with the LTI Program awards in 2025, the Compensation Committee has determined that 60% of the awards will be in the form of performance-based restricted stock units and 40% in the form of time-based restricted stock units, vesting over the same three performance periods as the performance-based restricted stock units.
In 2023, 2024 and 2025, each named executive officer was granted the following time-based restricted stock units:

Name	Performance Period 2023-2025 Number of Share Awards Payable in 2026	Performance Period 2024-2026 Number of Share Awards Payable in 2027	Performance Period 2025-2027 Number of Share Awards Payable in 2028
David M. Findlay	4,000	4,000	8,448
Kristin L. Pruitt	1,625	2,500	4,832
Lisa M. O’Neill	1,625	1,625	3,432
Eric H. Ottinger	1,625	1,625	3,432
J. Rickard Donovan	1,013	1,013	2,139
No other stock-based awards were issued in 2024 to the named executive officers under our 2017 Equity Incentive Plan as set forth on the 2024 Outstanding Equity Awards at Fiscal Year End Table.
All Other Compensation and Perquisites
While the Compensation Committee reviews and monitors the level of other compensation offered to the named executive officers, the Compensation Committee typically does not adjust the level of benefits offered on an annual basis. The Compensation Committee considers the benefits and perquisites offered to the named executive officers in its evaluation of the total compensation received by each. The Compensation Committee believes that perquisites for executive officers should be very limited in scope and value and reflective of similar perquisites from competitive employers both in the industry and the region. Due to this philosophy, Lakeland Financial has generally provided nominal benefits to executives that are not available to all full-time employees and we plan to continue this approach in the future. The benefits offered in 2024 to the named executive officers will continue for 2025. The perquisites received by the named executive officers in 2024 are reported in the 2024 Summary Compensation Table.
Change in Control and Employment Agreements
The Company has change in control agreements with each of Mr. Findlay, Ms. Pruitt, Ms. O'Neill and Mr. Ottinger. The change in control agreements are discussed more fully in the Potential Payments upon Termination or Change in Control section below.
Assessment of Compensation Risk
The Compensation Committee has reviewed and discussed this CD&A with executive management.
In 2024, the Compensation Committee completed its thorough annual review of all compensation programs offered at Lakeland Financial and Lake City Bank, including those described in this CD&A, to determine whether any aspect of the plans or programs encourages excessive or unnecessary risk taking that would adversely affect the long-term value or performance of Lakeland Financial. Based on the risk assessment process, which is more fully described below, the Compensation Committee concluded that the compensation plans and programs, considered individually and as a whole, do not encourage excessive risk taking and are designed to encourage and reward decisions that create long-term shareholder value in a manner consistent with the Company’s core values.
The Chief Human Resources Officer compiled an inventory of the design features of all incentive compensation plans and programs for purposes of assessing the potential for encouraging excessive or unnecessary risk taking that could threaten the value of the enterprise and presented this inventory to the Compensation Committee. The Compensation Committee then considered how the structure of each plan or program impacted risk taking of plan participants.

2025 PROXY STATEMENT	45

Compensation Discussion and Analysis
In analyzing the risks inherent in the Company’s annual bonus plan, as described under the Annual Bonus section above, the Compensation Committee determined as follows:
•Bonus amounts are tied to financial performance and personal performance against individualized goals, including non-financial goals.
•Threshold goals are reasonably achievable with good performance and are sufficiently challenging but not overly difficult to achieve.
•Payouts are interpolated based on the percentage of net income achieved.
•Reasonable bonus maximums exist as part of an overall balanced pay mix.
With respect to the LTI Program as described under the Long-Term Incentive Plan section above, the Compensation Committee concluded that the program was well designed to align the Company’s strategic objectives with long-term value creation for the following reasons:
•Performance metrics factor in risk of capital and measures that take into consideration balance sheet, income statement and equity factors.
•Threshold goals are reasonably achievable with good performance and are sufficiently challenging but not overly difficult. The LTI Program includes neither steep cliffs for not achieving goals nor exponential upside for achieving them. Reasonable leverage exists above threshold goals to achieve maximum payouts.
•Incentives are capped at reasonable levels.
•Maximum awards are an appropriate portion of total pay.
•The three-year performance period discourages measures that do not benefit the Company over the long term.
•Denomination in Company stock gives incentive to focus on sustained value creation and further alignment with shareholder interests.
The Compensation Committee completed similar analyses for the other compensation programs available to employees and concluded that the amounts provided under such programs are reasonable as part of a balanced pay mix and appropriately incentivize performance without encouraging the manipulation of earnings, other performance metrics or other improper behavior in order to enhance the benefits payable under such programs.
The Compensation Committee then reviewed the overall executive compensation structure and reached the following conclusions based on the following key risk categories:
•Strategic Risk: The Compensation Committee determined that the performance metrics align with the Company’s strategy and objectives for long-term value creation for our shareholders, properly reward various performance outcomes and account for risk over a longer-term time horizon.
•Cultural Risk: Lakeland Financial has strong corporate values that emphasize ethical behavior, actions that contribute to building long-term value rather than short-term performance, teamwork and investment in people and infrastructure. Our senior executives have little incentive to be overly focused on short-term stock price performance.
•Governance Risk: The Compensation Committee is independent, has access to consultants and other advisers independent of management, has an appropriate level of expertise and is fully educated on all material incentive plans and programs.
•Pay-Mix Risk: Lakeland Financial has market-competitive salaries which reduces the pressure to focus on short-term performance in order to achieve reasonable annual compensation. The Compensation Committee believes the mix between short-term and longer-term incentives is appropriately balanced.
•Performance Measurement Risk: The Compensation Committee has a disciplined process of establishing goals for and evaluating the performance of Mr. Findlay in executive sessions at which he is not present. The Compensation Committee also reviews and approves Mr. Findlay’s goals for and performance assessments of the other named executive officers. Financial performance measures consider the income statement, balance sheet and statement of cash flows so that management is accountable for all aspects of Lakeland Financial’s financial health. The Company considers both financial and non-financial performance outcomes in assessing executives’ performance and compensation.

46

Compensation Discussion and Analysis
•Annual Incentive Risk: Annual bonuses for Executives are earned based on both financial and non-financial performance. Target bonuses are reasonably achievable with good performance. The Compensation Committee believes the goals are challenging but not overly difficult to achieve. The bonus payout curves do not use steep cliffs to determine target bonus payouts or offer exponential upside for maximum payouts.
•Long-Term Incentive Risk: The LTI Program uses different performance metrics and measurement periods than annual incentives so that short-term performance is not overemphasized. Performance-based restricted stock units under the LTI Program do not use overly stretched goals or accelerated payout curves. The target and maximum payouts under the LTI Program are reasonable in light of our overall pay mix. Long-term incentives focus on measures of sustainable value creation for long-term investors.
After considering all components of the compensation paid to the named executive officers, the Compensation Committee has determined that the compensation is reasonable and not excessive and does not encourage imprudent risk-taking or other improper behavior.
In making this determination, the Compensation Committee considered many factors, including:
•Management has positioned Lakeland Financial for future success through the planning and execution of Lakeland Financial’s strategic plan.
•Management has consistently led Lakeland Financial to strong levels of performance in recent years.
•The shareholder return performance of Lakeland Financial over the past five years has outpaced the performance of companies in Lakeland Financial’s peer group.
•Lakeland Financial is well positioned in the communities it serves as a result of the direction that this management team has taken the Company.
Compensation Committee Interlocks and Insider Participation
The persons submitting the Compensation Committee report listed previously were the only persons who served on the Compensation Committee of the Board during the last fiscal year.

2025 PROXY STATEMENT	47

Compensation Committee Report
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in Lakeland Financial’s Annual Report on Form 10-K for the year ended December 31, 2024.
Submitted by:
A. Faraz Abbasi
Blake W. Augsburger
Darrianne P. Christian
Emily E. Pichon
M. Scott Welch
Members of the Compensation Committee

48

Executive Compensation
2024 Summary Compensation Table
The following table sets forth information concerning the compensation of our Chief Executive Officer, Chief Financial Officer and our other three most highly compensated executive officers in 2024, 2023 and 2022.

Name and Principal Position (a)	Year (b)	Salary(1) (c)	Bonus(2) (d)	Stock Awards(3)(4) (e)	Non-Equity Incentive Plan Compensation (f)	All Other Compensation(5) (g)	Total (h)
David M. Findlay Chairman and Chief Executive Officer	2024	$712,385	$—	$945,120	$357,250	$33,911	$2,048,666
	2023	684,923	—	1,066,080	271,365	28,258	2,050,626
	2022	658,515	—	1,221,280	353,100	26,498	2,259,393
Kristin L. Pruitt President	2024	437,692	—	590,700	197,550	29,662	1,255,604
	2023	396,692	—	521,035	137,340	25,450	1,080,517
	2022	337,154	—	496,145	144,664	27,295	1,005,258
Lisa M. O’Neill Executive Vice President, Chief Financial Officer	2024	337,692	—	383,955	136,000	22,509	880,156
	2023	308,385	—	433,095	97,960	18,639	858,079
	2022	288,308	—	457,980	123,692	21,390	891,370
Eric H. Ottinger Executive Vice President, Chief Commercial Banking Officer	2024	366,885	—	383,955	147,200	33,506	931,546
	2023	352,423	—	433,095	120,190	29,621	935,329
	2022	338,693	—	496,145	145,306	31,318	1,011,462
J. Rickard Donovan(6) Senior Vice President, General Counsel	2024	229,000	6,900	239,234	69,000	31,364	575,498
	2023	216,346	—	269,852	55,335	60,683	602,216
	—	—		—	—	—	—
(1)Salary reported includes amounts deferred at the officer’s election pursuant to the Company’s deferred compensation plans. Salary amounts deferred in 2024 are included in the Nonqualified Deferred Compensation table, below.
(2)The Compensation Committee awarded Mr. Donovan an additional discretionary bonus for his efforts in resolving certain matters facing the Company during 2024. See "Payouts for 2024 Performance" and "Annual Bonus" above for further information about Mr. Donovan's discretionary bonus under the EIB Plan.
(3)For 2024, the amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718 for performance-based restricted stock unit awards granted under our LTI Program for the 2024-2026 performance period. For 2022 and subsequent years, awards are split to include 25% time based and 75% performance based shares. For 2023 and 2022, the amounts represent such grant date fair value for performance-based restricted stock unit awards granted for the 2023-2025 and 2022-2024 performance periods. Because the currently outstanding restricted stock units do not pay or accumulate dividend equivalents during the applicable three-year vesting periods, these amounts were calculated based on the Company’s closing share price on the date of grant discounted by the present value of the dividends expected to be paid on the underlying shares during the vesting period. Expected dividends are calculated using the most recent dividend rate declared by the Board on the grant date. The Company uses a discount rate equal to the three year Treasury rate on the grant date. See the discussion of equity awards in Note 14 of the Notes to Consolidated Financial Statements for Lakeland Financial’s financial statements for the year ended December 31, 2024 for further information regarding these awards.
(4)The values above are based on the probable outcome of performance conditions at the time of grant. The maximum value that could be paid out based on time and performance for each individual under the respective performance-based restricted stock unit award is as follows:

Name	2022	2023	2024
David M. Findlay	$1,679,260	$1,465,860	$1,229,540
Kristin L. Pruitt	682,199	683,446	812,213
Lisa M. O’Neill	629,723	595,506	527,938
Eric H. Ottinger	682,199	595,506	527,938
J. Rickard Donovan	—	371,029	328,931
(5)The amounts for 2024 set forth in column (f) as “all other compensation” include 401(k) plan matching contributions, country club memberships and cell phone stipends we paid as follows:

Name	401(k) Match	Cell Phone Stipend	Country Club Membership	Total
David M. Findlay	$20,700	$1,809	$11,402	$33,911
Kristin L. Pruitt	20,700	1,809	7,153	29,662
Lisa M. O’Neill	20,700	1,809	—	22,509
Eric H. Ottinger	20,700	1,809	10,997	33,506
J. Rickard Donovan	17,169	1,809	12,386	31,364
(6)Mr. Donovan was not a named executive officer prior to 2023.

2025 PROXY STATEMENT	49

Executive Compensation
2024 Grants of Plan-Based Awards
The following table provides information on annual cash bonuses under our EIB Plan and on long-term equity performance awards. These plans are described in more detail in the Compensation Discussion and Analysis section. The estimated amounts set forth in the table are subject to the terms of the respective plan and Company and individual performance, as described in the Compensation Discussion and Analysis section.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards	Grant Date Fair Value of Stock and Option Awards (j)
Name (a)	Grant Date (b)		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (shares) (f)	Target (shares) (g)	Maximum (shares) (h)	Number of Shares (i)
David M. Findlay
LTI Program - Performance Based	2/6/2024	(1)				6,000	12,000	18,000		$708,840
LTI Program - Time Based	2/6/2024	(2)							4,000	236,280
EIB Plan	—	(3)	$178,625	$357,250	$535,875
Kristin L. Pruitt
LTI Program - Performance Based	2/6/2024	(1)				3,750	7,500	11,250		443,025
LTI Program - Time Based	2/6/2024	(2)							2,500	147,675
EIB Plan	—	(3)	98,775	197,550	296,325
Lisa M. O’Neill
LTI Program - Performance Based	2/6/2024	(1)				2,438	4,875	7,313		287,966
LTI Program - Time Based	2/6/2024	(2)							1,625	95,989
EIB Plan	—	(3)	68,000	136,000	204,000
Eric H. Ottinger
LTI Program - Performance Based	2/6/2024	(1)				2,438	4,875	7,313		287,966
LTI Program - Time Based	2/6/2024	(2)							1,625	95,989
EIB Plan	—	(3)	73,600	147,200	220,800
J. Rickard Donovan
LTI Program - Performance Based	2/6/2024	(1)				1,519	3,037	4,556		179,396
LTI Program - Time Based	2/6/2024	(2)							1,013	59,838
EIB Plan	—	(3)	34,500	69,000	103,500
(1)This row represents possible payments for the performance period running from 2024-2026. The LTI Program is described in the sections entitled “Long-Term Incentive Program - Performance-based Awards” and "Long-Term Incentive Program - Time-based Awards" in the Compensation Discussion and Analysis section.
(2)This row represents time-based restricted stock unit grants that vest over a three-year year period from 2024-2026. The LTI Program is described in the sections entitled “Long-Term Incentive Program - Performance-based Awards” and "Long-Term Incentive Program - Time-based Awards" in the Compensation Discussion and Analysis section.
(3)This row represents possible payments pursuant to the EIB Plan for 2024 performance. The plan is described in the section entitled “Annual Bonus” in the Compensation Discussion and Analysis section. The bonus payout for 2024 performance is shown in the column entitled “Non Equity Incentive Plan Compensation” in the Summary Compensation Table above.
(4)The Compensation Discussion and Analysis describes the performance conditions applicable to these grants under Compensation Decisions – Long-Term Incentive Program.

50

Executive Compensation
2024 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding option awards and stock awards held by the individuals named in the Summary Compensation Table as of December 31, 2024. Market values for outstanding stock awards are based on the closing price of Lakeland Financial stock on December 31, 2024 (the last trading day of the year) of $68.76.

Name (a)	Grant Date (b)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (c)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (d)(1)
David M. Findlay	2/6/2024		12,000	$825,120
	2/6/2024	(2)	4,000	275,040
	2/7/2023		6,000	$412,560
	2/7/2023	(3)	4,000	275,040
	2/1/2022		12,000	825,120
	2/1/2022	(4)	4,000	275,040
Kristin L. Pruitt	2/6/2024		7,500	515,700
	2/6/2024	(2)	2,500	171,900
	2/7/2023		2,438	167,637
	2/7/2023	(3)	1,625	111,735
	2/1/2022		4,875	335,205
	2/1/2022	(4)	1,625	111,735
Lisa M. O’Neill	2/6/2024		4,875	335,205
	2/6/2024	(2)	1,625	111,735
	2/7/2023		2,438	167,637
	2/7/2023	(3)	1,625	111,735
	2/1/2022		4,500	309,420
	2/1/2022	(4)	1,500	103,140
Eric H. Ottinger	2/6/2024		4,875	335,205
	2/6/2024	(2)	1,625	111,735
	2/7/2023		2,438	167,637
	2/7/2023	(3)	1,625	111,735
	2/1/2022		4,875	335,205
	2/1/2022	(4)	1,625	111,735
J. Rickard Donovan	2/6/2024		3,037	208,824
	2/6/2024	(2)	1,013	69,654
	2/7/2023		1,519	104,446
	2/7/2023	(3)	1,013	69,654
	2/1/2022		3,037	208,824
	2/1/2022	(4)	1,013	69,654
(1)The awards vest based upon the achievement of certain performance thresholds over a three-year period, as described in the section entitled “Long-Term Incentive Program” in the Compensation Discussion and Analysis section above. Restricted stock units subject to awards made in 2024, 2023, and 2022 vest, if at all, on January 1 of 2027, 2026 and 2025, respectively. Additionally, as the vesting is based on actual performance during the performance periods through December 31, 2024, the 2022 awards are reported at target performance, the 2023 awards are reported at threshold performance and the 2024 awards are reported at target performance.
(2)This row represents time-based restricted stock unit grants that vest over a three-year year period from 2024-2026.
(3)This row represents time-based restricted stock unit grants that vest over a three-year year period from 2023-2025.
(4)This row represents time-based restricted stock unit grants that vest over a three-year year period from 2022-2024.

2025 PROXY STATEMENT	51

Executive Compensation
2024 Option Exercises and Stock Vested
The following table sets forth information concerning the exercise of options and the vesting of stock awards in 2024 by the individuals named in the Summary Compensation Table.

	Stock Awards
Name (a)	Stock Awards Number of Shares Acquired on Vesting(1) (b)	Value Realized on Vesting(2) (c)
David M. Findlay	18,880	$1,226,634
Kristin L. Pruitt	7,670	498,320
Lisa M. O’Neill	7,080	459,988
Eric H. Ottinger	7,670	498,320
J. Rickard Donovan	4,779	310,492
(1)Amounts include the number of restricted stock units that vested in 2024.
(2)The amounts reflect the value realized upon the vesting of restricted stock units based on the closing price of Lakeland Financial stock on the vesting date.

52

Executive Compensation
Nonqualified Deferred Compensation
Effective January 1, 2004, we adopted the Lake City Bank Deferred Compensation Plan (the “Deferred Compensation Plan”). The purpose of the Deferred Compensation Plan is to provide an option for salary deferrals at the participant’s voluntary election for certain individuals without regard to statutory limitations under tax qualified plans. The Deferred Compensation Plan is available to all of our executive officers. The plan is funded solely by participant contributions and does not receive a Company match. Participants may defer a portion of their salary or bonus under the Deferred Compensation Plan. Deferred amounts are tracked by the Company in a deferral account. The Company will credit earnings and losses to the participant’s deferred account based on the performance of one or more measurements funds selected by the participant from a pool of measurement funds selected by the Compensation Committee. The participant’s deferred account balance will be distributed in a lump sum following the participant’s termination of employment or death. Participants may elect to receive the funds in a lump sum or in annual installments for up to 10 years following retirement on or after the participant’s attainment of age 55 and five years of service. Withdrawals are not allowed during their employment, except in the event of a financial hardship as approved by the Compensation Committee or if the participant makes an in service distribution election prior to the time of the deferral in accordance with the terms of the Deferred Compensation Plan. All deferral elections and associated distribution schedules are irrevocable. Earnings or losses on deferrals are the result of market performance of the selected investments.

Name (a)	Executive Contributions in Last FY (b)	Registrant Contributions in Last FY (c)	Aggregate Earnings in Last FY (d)	Aggregate Withdrawals/ Distributions (e)	Aggregate Balance at Last FYE (f)
David M. Findlay(1)	$67,841	$—	$509,918	$—	$3,021,172
Kristin L. Pruitt(2)	26,370	—	34,980	95,665	225,403
Lisa M. O’Neill(3)	20,000	—	9,881	—	70,697
Eric H. Ottinger(4)	112,525	—	71,759	—	550,187
J. Rickard Donovan	—	—	—	—	—
(1)With respect to Mr. Findlay, $67,841 of the 2024 contributions were reported in the Summary Compensation Table as non-equity incentive compensation. The 2024 aggregate earnings were not considered above market interest, and as such, were not reported in the Summary Compensation Table. $2,036,217 of the aggregate balance as of December 31, 2024 has been reported as compensation to the executive in the Summary Compensation Table in previous years.
(2)With respect to Ms. Pruitt, $26,370 of the 2024 contributions were reported in the Summary Compensation Table as non-equity incentive compensation. The 2024 aggregate earnings were not considered above market interest, and as such, were not reported in the Summary Compensation Table. $225,403 of the aggregate balance as of December 31, 2024 has been reported as compensation to the executive in the Summary Compensation Table in previous years.
(3)With respect to Ms. O’Neill, $10,000 and $10,000 of the 2024 contributions were reported in the Summary Compensation Table as salary and non-equity incentive compensation, respectively. The 2024 aggregate earnings were not considered above market interest, and as such, were not reported in the Summary Compensation Table. $28,500 of the aggregate balance as of December 31, 2024 has been reported as compensation to the executive in the Summary Compensation Table in previous years.
(4)With respect to Mr. Ottinger, $88,487 and $24,038 of the 2024 contributions were reported in the Summary Compensation Table as salary and non-equity incentive compensation, respectively. The 2024 aggregate earnings were not considered above market interest, and as such, were not reported in the Summary Compensation Table. $250,690 of the aggregate balance as of December 31, 2024 has been reported as compensation to the executive in the Summary Compensation Table in previous years.
As noted above, all contributions to the plan are funded solely by voluntary participant contributions which represent a deferral of annual salary or non-equity incentive compensation and there are no Company matching contributions. All aggregate earnings shown above represent investment and interest return on participant contributions.

2025 PROXY STATEMENT	53

Executive Compensation
Potential Payments Upon Termination or Change in Control
The following table sets forth information concerning potential payments and benefits under our compensation programs and benefit plans to which the named executive officers would be entitled upon a hypothetical termination of employment as of December 31, 2024. As is more fully described below, all of the named executive officers except for Mr. Donovan were subject to change in control agreements with Lakeland Financial that were in effect on December 31, 2024 (each, a “Change in Control Agreement”). These agreements provide payments and benefits to executives terminated in connection with a change in control of Lakeland Financial. Except for the payments and benefits provided by the Change in Control Agreements, all other payments and benefits provided to any named executive officer upon termination of employment are the same as the payments and benefits provided to other eligible executives of Lakeland Financial. For purposes of estimating the value of certain equity awards, we have assumed a price per share of our common stock of $68.76 which was the closing price of our stock on December 31, 2024, the last trading day of the year.

Name	Type of Payment	Voluntary Retirement	Termination- Death or Disability	Termination, by the Company Other than for Cause, or by the Executive for Good Reason, in Connection with Change in Control(1)
David M. Findlay	Cash Severance Payment	$—	$—	$2,143,500
	LTI Program(2)	1,100,160	1,100,160	1,218,427
	EIB Plan(3)	357,250	—	357,250
	Continuation of Medical/Dental Benefits(4)	—	—	11,900
	Total Termination Benefits	1,457,410	1,100,160	3,731,077
Kristin L. Pruitt	Cash Severance Payment	—	—	1,273,100
	LTI Program(2)	—	527,160	656,228
	EIB Plan(3)	—	—	197,550
	Continuation of Medical/Dental Benefits(4)	—	—	145
	Total Termination Benefits	—	527,160	2,127,023
Lisa M. O’Neill	Cash Severance Payment	—	—	952,000
	LTI Program(2)	446,940	446,940	494,986
	EIB Plan(3)	136,000	—	136,000
	Continuation of Medical/Dental Benefits(4)	—	—	34,388
	Total Termination Benefits	582,940	446,940	1,617,374
Eric H. Ottinger	Cash Severance Payment	—	—	1,030,400
	LTI Program(2)	—	446,940	494,986
	EIB Plan(3)	—	—	147,200
	Continuation of Medical/Dental Benefits(4)	—	—	24,791
	Total Termination Benefits	—	446,940	1,697,377
J. Rickard Donovan	Cash Severance Payment	—	—	—
	LTI Program(2)	278,478	278,478	—
	EIB Plan(3)	69,000	—	—
	Continuation of Medical/Dental Benefits(4)	—	—	—
	Total Termination Benefits	347,478	278,478	—
(1)The amounts set forth are gross amounts payable upon a termination without cause or a resignation by the executive for good reason (a “Termination”) in connection with a change in control and are subject to a modified 280G cutback provision, which may result in a reduced payment.
(2)Under the 2017 Equity Incentive Plan, a prorated portion of outstanding awards will vest upon a qualifying retirement, with such number determined based upon target performance for the portion of the performance period during which the retiring executive was employed. Only Mr. Findlay, Ms. O'Neill and Mr. Donovan would qualify for such treatment upon a retirement as of December 31, 2024. Awards will be prorated based upon the period during which the executive was employed. Awards made in 2022 and after are split to include 25% time based and 75% performance based shares. Upon a termination in connection with a change in control, outstanding awards will vest based upon actual performance though the date of the change in control.
(3)Under the EIB Plan, a participant forfeits his or her bonus eligibility upon terminating employment prior to the date of payment. However, a prorated bonus is payable to a participant upon a qualifying retirement, based upon actual performance under relevant performance metrics through the date of such retirement. Only Mr. Findlay, Ms. O'Neill and Mr. Donovan would qualify for such treatment upon a retirement as of December 31, 2024. The calculations above assume a level of individual and Company performance of 100% for Mr. Findlay, Ms. Pruitt, Ms. O'Neill, Mr. Ottinger and Mr. Donovan. In addition, in the event of a termination in connection with a change in control of the Company, bonuses for any completed performance periods are payable. For purposes of the table above, it is assumed that each executive’s employment terminated on December 31, 2024 and, therefore, the table includes the full 2024 bonus amounts.
(4)We have estimated the amounts due for 18 months of medical, dental and vision benefits based on our monthly COBRA continuation rates.

54

Executive Compensation
Accrued Pay, Certain Retirement Benefits and
Vested Equity Awards
The amounts reflected in the table above do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment or amounts that are fully vested under the terms of the applicable plan. These include:
•Accrued salary and vacation pay.
•Distributions of plan balances under our 401(k) plan and the Deferred Compensation Plan. See “Nonqualified Deferred Compensation” above for information on current account balances and an overview of the Deferred Compensation Plan.
Disability, Death and Retirement
As described below, a termination of employment due to disability does not entitle the named executive officers to any payments or benefits that are not generally available to salaried employees. As is the case with any other eligible participant under our LTI Program as described in the Compensation Discussion and Analysis above, termination of employment due to retirement will entitle the named executive officers to a prorated payout under such plan. In addition, as is also the case with any other eligible participant under our EIB Plan as described in the Compensation Discussion and Analysis above, termination of employment due to retirement will entitle the named executive officers to a prorated bonus under such plan. All employees, including the named executive officers, who receive awards under our 2017 Equity Incentive Plan will immediately vest in any unvested awards held by such employee in the event of a termination due to disability or death. Awards made in 2020 and thereafter will be prorated based upon the period during which the employee was employed.
Acceleration of Vesting Upon a Change in Control
All employees, including the named executive officers, who receive awards under our 2017 Equity Incentive Plan will immediately vest in any unvested awards held by such employee if (1) the 2017 Equity Incentive Plan and the respective award agreements are not fully assumed in a change in control or (2) the 2017 Equity Incentive Plan and the respective award agreements are fully assumed in the change in control and the employee is terminated by the Company without cause or the employee resigns for good reason. With respect to performance-based awards, in such instances, performance will be determined based on actual performance through the date of the change in control and time-based awards will fully vest.
Change in Control Agreements
Other than as is provided in the Change in Control Agreements and except as is provided in accordance with the terms of our 2017 Equity Incentive Plan, no named executive officer will be entitled to any payments or benefits as a result of the occurrence of a change in control or as a result of a termination of employment in connection with a change in control.
For the six months prior to a change in control and for the 24 months immediately following the change in control, the Change in Control Agreements provide the following for executives terminated by the Company without cause or by the executive for good reason:
•Payment, in a single lump sum, of a severance benefit equal to two times the sum of (i) the greater of the executive’s then current base salary or the executive’s annual base salary as of the date one day prior to the change in control and (ii) the greater of the executive’s target annual performance bonus or the amount of the average annual performance bonus paid (or payable) to the executive for the most recently completed three fiscal years of the Company prior to the year in which the termination of employment occurs.

2025 PROXY STATEMENT	55

Executive Compensation
•To the extent the executive or any of the executive’s dependents was eligible to be covered under the terms of our medical and dental plans for active employees immediately prior to the termination date, we will provide the executive and any dependents at the Company’s cost, with equivalent coverages for up to 18 months following termination of employment, provided the executive elects COBRA coverage. In the event that the executive and any dependents become eligible for coverage under the terms of any other medical and/or dental plan of a subsequent employer which plan benefits are comparable to our plan benefits, coverage under our plans will cease.
•Payment of any earned but unpaid salary for the period ending on the termination date, any earned but unpaid annual performance bonus for performance periods completed before the termination date, any accrued but unpaid vacation and any unreimbursed business expenses.
The change in control benefits described above are subject to a modified 280G cutback provision which provides for a reduction in payments to the extent that such reduction would confer a greater after-tax benefit to the executive after taking into account all income, employment and excise taxes.
The Company entered into revised Change in Control Agreements with the named executive officers, excluding Mr. Donovan, effective March 1, 2016 that modified the “double-trigger” provision described above, conditioned the receipt of the change in control payment on the executive’s execution of a release and waiver of claims against the Company and increased the geographic scope and reduced the duration of the non-compete covenant, among other considerations.
In exchange for the payments and benefits provided under the Change in Control Agreements, the executives agree to be bound by a one-year restrictive covenant, which will be effective throughout the geographic area within a 60-mile radius from the location of any office of the Company operating at the time of the executive’s termination of employment. The restrictive covenant will prohibit the executive from competing, in any way, with the Company for the one-year period following the executive’s termination of employment.
CEO Pay Ratio
For our 2024 CEO Pay Ratio disclosure, we calculated our median employee as of the December 31, 2023 payroll using our entire employee population. The compensation data we used to determine our median employee was the same as that used in the summary compensation table for our named executive officers, including our CEO. We annualized the salary of full-time employees hired during the year and the salary of part-time permanent employees hired during the year was annualized at their part-time rate. For 2025, we used the same median employee as used for 2024 as there have been no material changes in our employee population or employee compensation arrangements that we believe would result in a significant change to the pay ratio. Based on this methodology, the total compensation of our median employee was $57,060, the total compensation of our CEO was $2,048,666 and the ratio of this to our median employee total compensation was approximately 36:1.

56

Executive Compensation
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding the relationship between executive compensation actually paid (as determined under Securities and Exchange Commission rules) to our named executive officers ("NEOs") and certain financial performance of the Company for the fiscal years listed below.

Year	Summary Compensation Table Total for CEO(6)	Compensation Actually Paid to CEO	Average Summary Compensation Table Total for Non-CEO Named Executive Officers(7)	Average Compensation Actually Paid to Non-CEO Named Executive Officers	Value of Initial Fixed $100 Investment Based on:		Net Income	3 Year Diluted Earnings Per Share Growth
					Total Shareholder Return	Peer Group Total Shareholder Return(8)
2024(1)	$2,048,666	$567,465	$909,839	$325,849	$160.24	$132.60	$93,478,188	(0.99%)
2023(2)	2,050,626	(854,147)	869,035	(158,823)	147.44	96.65	93,766,695	3.42%
2022(3)(4)	2,259,393	1,409,519	931,885	622,052	159.87	97.52	103,817,138	6.13%
2021(5)	1,919,909	3,544,175	798,633	1,413,929	171.90	124.06	95,732,847	6.11%
2020(6)	1,658,750	(95,717)	688,981	82,264	112.55	89.69	84,337,021	13.96%
(1)The awards for the 2024-2026 performance period has an estimated payout at 56%. The awards for the 2023-2025 performance period has an estimated payout at 25%. The awards for the 2022-2024 performance period paid out at 63%.
(2)The awards for the 2023-2025 performance period has an estimated payout at 25%. The awards for the 2022-2024 performance period has an estimated payout at 63%. The awards for the 2021-2023 performance period paid out at 118%.
(3)The awards for the 2022-2024, 2023-2025 and 2024-2026 performance periods are 75% performance-based and 25% time-based.
(4)The awards for the 2022-2024 performance period has an estimated payout at 120%. The awards for the 2021-2023 performance period has an estimated payout at 143%. The awards for the 2020-2022 performance period paid out at 118%.
(5)The awards for the 2021-2023 performance period has an estimated payout at 141%. The awards for the 2020-2022 performance period has an estimated payout at 106%. The awards for the 2019-2021 performance period paid out at 66%.
(6)The CEO in years 2020 through 2024 was Mr. Findlay.
(7)The Non-CEO NEOs in 2024 and 2023 were Ms. Pruitt, Ms. O'Neill, Mr. Ottinger and Mr. Donovan. The Non-CEO NEOs in 2022, 2021 and 2020 were Ms. Pruitt, Ms. O'Neill, Mr. Ottinger and Mr. Gavin.
(8)The peer group used is the KBW NASDAQ Bank Index.
The following table reconciles the Summary Compensation Table to the Pay Versus Performance Table above.

	CEO
Year	2020	2021	2022	2023	2024
Summary Compensation Table Total Compensation	$1,658,750	$1,919,909	$2,259,393	$2,050,626	$2,048,666
Less Grant Date Fair Value of Stock Awards in Fiscal Year	(711,040)	(905,600)	(1,221,280)	(1,066,080)	(945,120)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	32,304	1,222,963	(460,518)	(825,386)	186,132
Add Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	(690,163)	1,129,303	300,530	(865,854)	(286,858)
Add Change in Fair Value as of Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions were Satisfied during Fiscal Year	(385,568)	177,600	531,394	(147,453)	(435,355)
Compensation Actually Paid	(95,717)	3,544,175	1,409,519	(854,147)	567,465

2025 PROXY STATEMENT	57

Executive Compensation

	Non-CEO Named Executive Officers
Year	2020	2021	2022	2023	2024
Summary Compensation Table Total Compensation	$688,981	$798,633	$931,885	$869,035	$909,839
Less Grant Date Fair Value of Stock Awards in Fiscal Year	(264,418)	(345,260)	(465,613)	(414,269)	(399,461)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	15,855	471,168	(175,573)	(293,665)	103,889
Add Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	(247,045)	421,596	127,129	(279,733)	(131,622)
Add Change in Fair Value as of Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions were Satisfied during Fiscal Year	(111,109)	67,792	204,224	(40,191)	(156,796)
Compensation Actually Paid	82,264	1,413,929	622,052	(158,823)	325,849
PAY VERSUS TSR 2020-2024

250
200
150
100
50
0
Indexed Total Shareholder Return
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
-500
-1,000
Compensation Actually Paid ($ Thous.)
2020
2021
2022
2023
2024

■	CAP to PEO	■	Avg. CAP to Other NEOs
	LKFN TSR		Peer TSR

PAY VERSUS 3 YEAR DILUTED EPS GROWTH 2020-2024

30%
20%
10%
0%
(10)%
3 Diluted EPS Growth
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
-500
-1,000
Compensation Actually Paid ($ Thous.)
2020
2021
2022
2023
2024

■	CAP to PEO	■	Avg. CAP to Other NEOs	Diluted EPS Growth

PAY VERSUS NET INCOME 2020-2024

120
100
80
60
40
20
0
Annual Net Income ($ Mil.)
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
-500
-1,000
Compensation Actually Paid ($ Thous.)
2020
2021
2022
2023
2024

■	Net Income	■	CAP to PEO	■	Avg. CAP to Other NEOs
The most important financial performance measures used by Lakeland Financial in 2024 to set the compensation for our CEO and all of our non-CEO named executive officers are listed in the following tabular list:

TABULAR LIST

•3 Year Diluted Earnings Per Share Growth •3 Year Revenue Growth •3 Year Average Return on Beginning Equity •Net Income

58

Executive Compensation
Tax Deductibility of Compensation
Lakeland Financial seeks to maximize the tax deductibility of all elements of compensation. Section 162(m) of the Code generally disallows a corporate tax deduction for compensation paid to certain officers in excess of $1 million. While we try to structure compensation plans and programs to ensure deductibility, we may approve compensation amounts that do not qualify for deductibility when we deem it to be in the best interest of Lakeland Financial.

2025 PROXY STATEMENT	59

Proposal No. 2

Advisory (Non-Binding) Vote on Executive Compensation
Publicly traded companies, such as Lakeland Financial Corporation, are required to permit a separate shareholder advisory vote to approve the compensation of their named executive officers as disclosed pursuant to the compensation rules of the SEC. In accordance with these requirements, we are providing shareholders with an advisory vote on the compensation of our named executive officers at the 2025 annual meeting.
As described in more detail in the Compensation Discussion and Analysis section of this proxy statement, the overall objectives of Lakeland Financial’s compensation programs have been to align executive officer compensation with the success of meeting long-term strategic operating and financial goals. Shareholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure that describe the compensation of our named executive officers in 2024. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Compensation Discussion and Analysis section are effective in implementing our compensation philosophy and achieving its goals and that the compensation of our executive officers in fiscal year 2024 reflects and supports these compensation policies and procedures.
The following resolution is submitted for shareholder approval:
“RESOLVED, that Lakeland Financial Corporation’s shareholders approve, on an advisory basis, its executive compensation as described in the section captioned ‘Compensation Discussion and Analysis’ and the tabular disclosure regarding named executive officer compensation under ‘Executive Compensation’ contained in the Company’s proxy statement, dated February 27, 2025.”
Approval of this resolution requires the affirmative vote of a majority of the shares voted on this matter at the annual meeting. While this advisory vote on executive compensation, commonly referred to as a “say-on-pay” advisory vote, is required, it is not binding on our Board and may not be construed as overruling any decision by the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements.

The Board recommends shareholders vote to approve the overall compensation of our named executive officers by voting “FOR” this proposal.

60

Proposal No. 3

Approval of the Lakeland Financial Corporation 2025 Equity Incentive Plan
Pursuant to Nasdaq rules, a Nasdaq-listed company must receive shareholder approval prior to issuing any securities under an equity incentive plan. Lakeland Financial’s Board of Directors (“Board”) approved, subject to shareholder approval, the Lakeland Financial Corporation 2025 Equity Incentive Plan (the “2025 Equity Incentive Plan”) on January 14, 2025. In accordance with NASDAQ requirements, we are now asking shareholders to approve the 2025 Equity Incentive Plan.
As described in more detail below, the purpose of the 2025 Equity Incentive Plan is to promote Lakeland Financial’s long-term financial success, to attract, retain and reward persons who can contribute to Lakeland Financial’s success and to further align the participants’ interest with those of Lakeland Financial’s shareholders.
Upon shareholder approval of the 2025 Equity Incentive Plan, the Amended & Restated Lakeland Financial Corporation 2017 Equity Incentive Plan (the “2017 Equity Incentive Plan”) will be frozen and no new awards will be able to be made under the 2017 Equity Incentive Plan.
If the 2025 Equity Incentive Plan is not approved by our shareholders, it will not be adopted and we will continue to operate under the 2017 Equity Incentive Plan until it expires or no longer has shares available for issuance. In the event the 2025 Equity Incentive Plan is not approved and the 2017 Equity Incentive Plan expires or no longer has shares available for issuance, we believe that higher cash compensation may be required to attract and retain key employees and other individuals.
A summary of the material provisions of the 2025 Equity Incentive Plan is set forth below and is qualified in its entirety by reference to the full text of the 2025 Equity Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.
Approval of the 2025 Equity Incentive Plan requires the affirmative vote of the majority of the shares voted on this matter at the annual meeting on the proposal.

The Board recommends shareholders vote to approve the 2025 Equity Incentive Plan by voting “FOR” this proposal.

2025 PROXY STATEMENT	61

Proposal No. 3 — Approval of the Lakeland Financial Corporation 2025 Equity Incentive Plan
Important Considerations
Overview
In determining the number of Lakeland Financial shares to be authorized for issuance under the 2025 Equity Incentive Plan, the Board and its Compensation Committee considered the effects of our size, the number of outstanding shares of Lakeland Financial common stock and our employee headcount. The Board and Compensation Committee believe that a share reserve of 1,100,000 shares of our common stock is appropriate. The Compensation Committee engaged Pearl Meyer & Partners, an independent compensation consultant, to provide a share reserve analysis and concurred that 1,100,000 is an appropriate number of shares based upon peer group analyses, historical share usage and institutional shareholder considerations.
To assist shareholders in considering whether to approve the 2025 Equity Incentive Plan, we have highlighted below Lakeland Financial’s three-year average burn rate and Lakeland Financial’s overhang if the 2025 Equity Incentive Plan were approved by shareholders.
Burn Rate
The “burn rate,” the measure of the annual rate at which companies use shares available for grant in their equity compensation plans relative to their outstanding shares is an important factor for shareholders concerned about shareholder dilution. The burn rate is defined in terms of the gross number of equity awards granted during a calendar year divided by the weighted average of number of shares of common stock outstanding during the year. We believe our current three-year average burn rate of approximately 0.44% should be viewed favorably by our shareholders and is well below industry levels. We do not anticipate that projected usage of the 2025 Equity Incentive Plan will vary materially from our historical usage and estimate that the additional 1,100,000 shares to be authorized for issuance under the 2025 Equity Incentive Plan will be sufficient for several years based on historical and anticipated usage.
Overhang
Overhang is a measure that is sometimes used to assess the aggregate dilutive impact of equity programs such as the 2025 Equity Incentive Plan. Overhang indicates the amount by which existing shareholder ownership would be diluted if the shares authorized for issuance under the 2025 Equity Incentive Plan coupled with the shares subject to currently outstanding awards were issued. As of February 7, 2025, Lakeland Financial had 435,468 shares subject to full-value awards, and 30,403 shares remaining available in the 2017 Equity Incentive Plan, under which no new awards will be granted prospectively leading up to the date of the annual shareholders’ meeting. The approval of the new share pool of 1,100,000 shares to be authorized, combined with freezing the 2017 Equity Incentive Plan, will result in overhang of approximately 5.9% relative to the approximately 26,015,045 shares currently outstanding. We believe this level of overhang should not be viewed as excessive by shareholders.
Shareholder Approval and Best Practices
If the 2025 Equity Incentive Plan is approved by our shareholders, no new grant of awards may be made under the 2017 Equity Incentive Plan. The 2025 Equity Incentive Plan submitted for approval reflects current best practices in equity incentive plans such as:
Multiple Award Types
The 2025 Equity Incentive Plan permits the issuance of stock options, restricted stock units, restricted stock and other types of equity and cash incentive awards, subject to the share limits of the 2025 Equity Incentive Plan. This breadth of award types will enable the 2025 Equity Incentive Plan’s administrator to tailor awards in light of the accounting, tax and other standards applicable at the time of grant. Historically, these standards have changed over time.

62

Proposal No. 3 — Approval of the Lakeland Financial Corporation 2025 Equity Incentive Plan
No Evergreen Feature
The number of authorized shares under the 2025 Equity Incentive Plan is fixed at 1,100,000, all of which may be granted as incentive stock options and all of which may be granted as full value awards. As of the date of shareholder approval of the 2025 Equity Incentive Plan, no new awards may be granted under the 2017 Equity Incentive Plan. The 2025 Equity Incentive Plan does not include an “evergreen” feature that would cause the share reserve to automatically increase in future years.
Conservative Share Reuse Provision
Shares subject to an award under the 2025 Equity Incentive Plan will not be available for reuse if such shares are tendered in payment of a stock option, delivered or withheld to satisfy any tax withholding obligation, or reserved for issuance of a stock appreciation right (“SAR”) that exceeds the number of shares actually issued upon the exercise of such SAR.
Minimum Vesting Periods
Stock awards to employees that are vested solely based on continued service generally must have a vesting period of at least one year with the exception of awards of up to 5% of the share reserve.
Repricing Prohibited
Repricing of stock options and SARs is prohibited without prior shareholder approval with customary exceptions for stock dividends or splits, reorganizations, recapitalizations and similar events.
Discount Stock Options and SARs Prohibited
Stock options and SARs must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or SAR is granted with the exception of certain stock options and SARs granted as replacement awards.
Double Trigger Change in Control Provisions
The change in control provisions under the 2025 Equity Incentive Plan provide for acceleration of vesting in the event of a change in control only if the 2025 Equity Incentive Plan does not become an obligation of the successor entity or the participant incurs a termination of service without cause or for good reason following the change in control.
Clawback Policy Implementation
All awards under the 2025 Equity Incentive Plan will be subject to any applicable law respecting recapture of compensation and Lakeland Financial's clawback policy in effect from time to time.
Independent Oversight
The 2025 Equity Incentive Plan will be administered by a committee comprised solely of independent Board members.
Limits on Outside Director Compensation
The 2025 Equity Incentive Plan provides for annual limits on the amount of equity-based compensation that can be awarded to non-employee directors.

2025 PROXY STATEMENT	63

Proposal No. 3 — Approval of the Lakeland Financial Corporation 2025 Equity Incentive Plan
Summary of the 2025 Equity Incentive Plan
The following summary of the material provisions of the 2025 Equity Incentive Plan is qualified in its entirety by reference to the full text of the 2025 Equity Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.
Purpose
The 2025 Equity Incentive Plan was established by our Board to promote the Company’s long term financial success, to attract, retain and reward persons who can contribute to the Company’s success and further align the participants’ interest with those of the Company’s shareholders.
General
The 2025 Equity Incentive Plan will be administered by the Compensation Committee which will select award recipients from the eligible participants, determine the types of awards to be granted and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.
The 2025 Equity Incentive Plan incorporates a broad variety of cash-based and equity-based incentive compensation elements to provide the Compensation Committee with significant flexibility to appropriately address the requirements and limitations of recently applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the 2025 Equity Incentive Plan and shareholder interests.
Subject to permitted adjustments for certain corporate transactions, the maximum number of shares that may be delivered to participants or their beneficiaries under the 2025 Equity Incentive Plan is 1,100,000 shares of Lakeland Financial’s common stock. To the extent that any shares of stock covered by an award including stock awards under the 2025 Equity Incentive Plan are forfeited or are not delivered for any reason, including because the award is forfeited, canceled, or settled in cash, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2025 Equity Incentive Plan. With respect to stock options for which payment of the exercise price is satisfied by tendering shares of stock of Lakeland Financial, or by the net exercise of the award, the full number of shares of stock set forth in the award agreement will be counted for purposes of these limitations. With respect to stock appreciation rights, or SARs, that are settled in stock, the full number of shares set forth in the award agreement will be counted for purposes of these limitations. Additionally, shares that are tendered to or withheld by the Company to satisfy any tax withholding obligations will be deemed to have been delivered for purposes of these limitations.
The 2025 Equity Incentive Plan’s effective date will be April 8, 2025, subject to approval by Lakeland Financial’s shareholders. If approved, the 2025 Equity Incentive Plan will continue in effect as long as any awards are outstanding provided that no awards may be granted under the 2025 Equity Incentive Plan after the ten-year anniversary of the effective date. Any awards that are outstanding after the tenth anniversary of the effective date will remain subject to the terms of the 2025 Equity Incentive Plan.
The following additional limits apply to awards to non-employee director participants under the 2025 Equity Incentive Plan:
•the maximum number of shares that may be subject to stock options or SARs granted to any one director participant during any calendar year is 10,000; and
•the maximum number of shares that may be subject to stock awards granted to any one director participant during any calendar year is 10,000.
The foregoing limitation with respect to director participants will not apply to cash-based director fees that the director elects to receive in the form of shares or share based units equal in value to the cash-based director fee.
The Board may use shares of stock available under the 2025 Equity Incentive Plan as the form of payment for grants or rights earned or due under any of the compensation or equity incentive plans or arrangements of Lakeland Financial or a subsidiary, including the plans and arrangements of Lakeland Financial or a subsidiary assumed in business combinations.

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Proposal No. 3 — Approval of the Lakeland Financial Corporation 2025 Equity Incentive Plan
In the event of a corporate transaction involving the stock of Lakeland Financial (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event; provided, however, that the Compensation Committee may adjust awards, or prevent the automatic adjustment of awards, to preserve the benefits or potential benefits of the awards.
Except as provided by the Compensation Committee, awards granted under the 2025 Equity Incentive Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. The Compensation Committee has the discretion to permit the transfer of awards under the 2025 Equity Incentive Plan; provided that such transfers must be limited to immediate family members of participants and trusts, partnerships, limited liability companies and other entities established for the primary benefit of such family members, as long as such transfers are made without value to the participant and, in each case, subject to applicable law.
If the right to become vested in an award granted under the 2025 Equity Incentive Plan to an employee is conditioned on the completion of a specified period of service with the Company or a subsidiary, without achievement of performance measures or other performance conditions being required as a condition of vesting, then the required period of service for full vesting must be at least one year. This minimum required period of service for full vesting may be waived by the Compensation Committee for such awards up to five percent of the total share reserve under the 2025 Equity Incentive Plan.
Eligibility
Selected employees and directors of Lakeland Financial or its subsidiaries are eligible to become participants in the 2025 Equity Incentive Plan, except that non-employees may not be granted incentive stock options. The Compensation Committee will determine the specific individuals who will be granted awards under the 2025 Equity Incentive Plan and the type and amount of any such awards.
As of December 31, 2024, there were approximately 80 employees and 11 directors who would be eligible to participate in the 2025 Equity Incentive Plan. The consideration to be received by us for the granting of awards under the 2025 Equity Incentive Plan is service to us or our subsidiaries or affiliates.
Stock Options
The Compensation Committee may grant incentive stock options or non-qualified stock options to purchase stock at a specified exercise price. Each award must be pursuant to an award agreement setting forth the terms and conditions of the individual award. Awards of stock options must expire no later than ten (10) years from the date of grant and no later than five (5) years for incentive stock options granted to a person that beneficially owns 10% or more of Lakeland Financial’s common stock. No incentive stock options may be granted after the ten (10) year anniversary of the date the Board adopted the 2025 Equity Incentive Plan. No incentive stock options may be granted to a non-employee.
The exercise price for any stock option may not be less than the fair market value of Lakeland Financial’s common stock on the date the stock option is granted. In addition, the exercise price of an incentive stock option granted to a person that beneficially owns 10% or more of Lakeland Financial’s common stock at the time of grant may not be less than 110% of the fair market value of the stock on the date the stock option is granted. The exercise price of a stock option may be higher or lower than the fair market value for a stock option granted in replacement of an existing award held by an employee or director of a third party that is acquired by Lakeland Financial or one of its subsidiaries. The exercise price of a stock option may not be decreased after the date of grant nor may a stock option be surrendered to Lakeland Financial as consideration for the grant of a replacement stock option with a lower exercise price except as approved by Lakeland Financial’s shareholders, as adjusted for corporate transactions described above or in the case of stock options granted in replacement of existing awards granted under a predecessor plan.
Stock options awarded under the 2025 Equity Incentive Plan will be exercisable in accordance with the terms established by the Compensation Committee. Any incentive stock option granted under the 2025 Equity Incentive Plan that fails to continue to qualify as an incentive stock option will be deemed to be a non-qualified stock option and the Compensation Committee may unilaterally modify any incentive stock option to disqualify it as an incentive stock option. The full purchase price of each share of stock purchased upon

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Proposal No. 3 — Approval of the Lakeland Financial Corporation 2025 Equity Incentive Plan
the exercise of any stock option must be paid at the time of exercise of a stock option. Except as otherwise determined by the Compensation Committee, the exercise price of a stock option may be paid in cash, by personal, certified or cashiers’ check, in shares of Lakeland Financial’s common stock (valued at fair market value as of the day of exercise) either via attestation or actual delivery, or by other property deemed acceptable by the Compensation Committee or by irrevocably authorizing a third party to sell shares of Lakeland Financial’s common stock and remit a sufficient portion of the proceeds to Lakeland Financial to satisfy the exercise price and any tax withholding resulting from such exercise price, by payment through a “net exercise” process such that, without the payment of any funds, the participant may exercise the stock option using award shares as payment of the exercise price and applicable taxes and receive the net number of shares equal in value to the number of shares as to which the stock option is exercised, multiplied by a fraction, the numerator of which is the fair market value less the exercise price, and the denominator of which is the fair market value, or in any combination of the foregoing methods deemed acceptable by the Compensation Committee.
Stock Appreciation Rights
SARs entitle the participant to receive cash or stock equal in value to the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Compensation Committee. Except as described below, the exercise price for a SAR may not be less than the fair market value of the stock on the date the SAR is granted provided that the exercise price may be higher or lower than fair market value for a SAR granted in replacement of an existing award held by an employee or director of a third party that is acquired by Lakeland Financial or one of its subsidiaries. SARs will be exercisable in accordance with the terms established by the Compensation Committee.
Stock Awards
A stock award is a grant of shares of Lakeland Financial’s common stock or a right to receive shares of Lakeland Financial’s common stock, an equivalent amount of cash or a combination thereof in the future. Such awards may include, but are not limited to, bonus shares, performance shares, stock units, performance units, restricted stock, restricted stock units, deferred stock units or any other equity-based award as determined by the Compensation Committee. The specific performance measures, performance objectives or period of service requirements are set by the Compensation Committee in its discretion. Stock awards may provide for dividend or dividend equivalent payments that may be made currently or credited to participants, settled in cash or shares, and subject to the term or provisions of the underlying stock award or other terms and conditions set by the Compensation Committee.
Cash Incentive Awards
A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool or Lakeland Financial’s common stock having a value equivalent to the cash otherwise payable, that is contingent on the achievement of performance objectives established by the Compensation Committee. The Compensation Committee may grant cash incentive awards, including the right to receive payment of cash or Lakeland Financial’s common stock having the value equivalent to the cash otherwise payable, that may be contingent on achievement of a participant’s performance objectives over a specified period established by the Compensation Committee. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Compensation Committee.
Forfeiture
Unless specifically provided to the contrary in the applicable award agreement, if a participant’s service is terminated for cause any outstanding award held by the participant will be forfeited immediately and the participant will have no further rights under the award.
Further, except as otherwise provided by the Compensation Committee, if a participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement, confidentiality or other restrictive covenant in any agreement between the participant and Lakeland Financial or a subsidiary, whether during or after the participant’s termination of service, the participant will forfeit or pay the following to Lakeland Financial:

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Proposal No. 3 — Approval of the Lakeland Financial Corporation 2025 Equity Incentive Plan
•All outstanding awards granted to the participant under the 2025 Equity Incentive Plan, including awards that have become vested or exercisable;
•Any shares held by the participant in connection with the 2025 Equity Incentive Plan that were acquired after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service;
•The profit realized by the participant from the exercise of any stock options and SARs that the participant exercised after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service; and
•The profit realized by the participant from the sale or other disposition of any shares received by the participant in connection with the 2025 Equity Incentive Plan after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service where such sale or disposition occurs in such similar time period.
Change In Control
Unless otherwise provided in an award agreement, upon the occurrence of a change in control, all stock options and SARs under the 2025 Equity Incentive Plan then held by the participant will become fully exercisable immediately if, and all stock awards and cash incentive awards will become fully earned and vested immediately if, (i) the 2025 Equity Incentive Plan is not an obligation of the successor entity following a change in control or (ii) the 2025 Equity Incentive Plan is an obligation of the successor entity following a change in control and the participant incurs a termination of service without cause or for good reason following the change in control.
For purposes of the 2025 Equity Incentive Plan, a “change in control” generally will be deemed to occur when (i) any person acquires the beneficial ownership of 50% or more of the common stock of Lakeland Financial, except that the acquisition of an interest by a benefit plan sponsored by Lakeland Financial or a corporate restructuring in which another member of Lakeland Financial’s controlled group acquires such an interest generally will not be a change in control for purposes of the 2025 Equity Incentive Plan, (ii) during any 12-month period, a majority of the Board members serving as of the 2025 Equity Incentive Plan’s effective date, or whose election was approved by a vote of a majority of the directors then in office, no longer serves as directors, (iii) Lakeland Financial combines or merges with another company and, immediately after the combination, the shareholders of Lakeland Financial immediately prior to the combination hold, directly or indirectly, 50% or less of the voting stock of the resulting company, (iv) there is a complete liquidation or dissolution of Lakeland Financial or (v) the sale or other disposition of all or substantially all of Lakeland Financial’s assets.
In the event of a change in control, if an award under the 2025 Equity Incentive Plan constitutes “deferred compensation” for purposes of Internal Revenue Code (“Code”) Section 409A, such award shall only be settled or distributed to the extent that the change in control constitutes a “change in control event” for purposes of Code Section 409A.
Amendment and Termination
The Board may at any time amend or terminate the 2025 Equity Incentive Plan or any award granted under the 2025 Equity Incentive Plan, provided that no amendment or termination may impair the rights of any participant without the participant’s written consent. The Board may not amend the provision of the 2025 Equity Incentive Plan to materially increase the original number of shares that may be issued under the 2025 Equity Incentive Plan (other than as provided in the 2025 Equity Incentive Plan), materially increase the benefits accruing to a participant or materially modify the requirements for participation in the 2025 Equity Incentive Plan without approval of the Company’s shareholders. The Compensation Committee may retroactively amend the 2025 Equity Incentive Plan or any award agreement at any time to ensure that the 2025 Equity Incentive Plan complies with current or future law without shareholder approval. The Compensation Committee may unilaterally amend the 2025 Equity Incentive Plan and any outstanding award agreement, without participant consent to avoid the application of or to comply with Code Section 409A, and applicable regulations and guidance thereunder.

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Proposal No. 3 — Approval of the Lakeland Financial Corporation 2025 Equity Incentive Plan
Clawback Policy
All awards, amounts and benefits received under the 2025 Equity Incentive Plan will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Lakeland Financial clawback policy or any applicable law, even if adopted after the 2025 Equity Incentive Plan becomes effective.
U.S. Federal Income Tax Considerations
The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the 2025 Equity Incentive Plan. The 2025 Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as, with respect to awards under the 2025 Equity Incentive Plan, meeting the requirement of reasonableness and the satisfaction of our tax reporting obligations.
Non-Qualified Stock Options
The grant of a non-qualified stock option generally will not result in taxable income to the participant. Except as described below, the participant will generally realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and Lakeland Financial generally will be entitled to a corresponding deduction. Gains or losses realized by the participant upon a subsequent disposition of such shares will generally be treated as capital gains and losses with the basis in such shares equal to the fair market value of the shares at the time of exercise. Lakeland Financial will not be entitled to a deduction with respect to such disposition.
Incentive Stock Options
The grant of an incentive stock option generally will not result in taxable income to the participant. The exercise of an incentive stock option generally will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of Lakeland Financial or a subsidiary during the period beginning on the date of the grant of the stock option and ending on the date three months prior to the date of exercise or one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code.
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price generally will be an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant generally will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then any amount realized in excess of the exercise price generally will be taxed to the participant as capital gain upon disposition of such shares. A capital loss generally will be recognized to the extent that the amount realized is less than the exercise price.
If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and Lakeland Financial generally will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant generally will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

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Proposal No. 3 — Approval of the Lakeland Financial Corporation 2025 Equity Incentive Plan
Stock Appreciation Rights
The grant of a SAR generally will not result in taxable income to the participant. Upon exercise of a SAR, the cash or the fair market value of shares received generally will be taxable to the participant as ordinary income and Lakeland Financial will be entitled to a corresponding deduction. Gains and losses realized by the participant upon a subsequent disposition of any such shares generally will be treated as capital gains and losses with the basis in such shares equal to the fair market value of the shares at the time of exercise. Lakeland Financial will not be entitled to a deduction with respect to such disposition.
Stock Awards
A participant who has been granted a stock award generally will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant or if the stock is delivered it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder generally will realize ordinary income in an amount equal to the then fair market value of those shares and Lakeland Financial will be entitled to a corresponding deduction. Gains or losses realized by the participant upon a subsequent disposition of such shares generally will be treated as capital gains and losses with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Lakeland Financial will not be entitled to a deduction with respect to such disposition. Dividends paid to the holder during the restriction period generally will also be compensation income to the participant and Lakeland Financial will be entitled to a corresponding deduction.
Cash Incentive Awards
A participant who has been granted a cash incentive award generally will not realize taxable income at the time of grant provided that no cash is actually paid at the time of grant. Upon the payment of any cash in satisfaction of the cash incentive award, the participant generally will realize ordinary income in an amount equal to the cash award received and Lakeland Financial will be entitled to a corresponding deduction.
Withholding of Taxes
All awards under the 2025 Equity Incentive Plan are subject to applicable tax withholding requirements. Except as otherwise provided by the Compensation Committee, participants may make a cash payment to Lakeland Financial, have shares withheld from awards or may tender previously owned shares to Lakeland Financial to satisfy any tax withholding requirements. Unless otherwise permitted by the Compensation Committee, the shares withheld from awards may not be used to satisfy more than the maximum individual statutory tax rate for each applicable jurisdiction.
Change in Control
Any acceleration of the vesting or payment of awards under the 2025 Equity Incentive Plan in the event of a change in control of Lakeland Financial may cause a substantial portion of the compensation received by participants in connection with the change in control to be treated as an “excess parachute payment” under the Internal Revenue Code that may be subject to a 20% excise tax and be precluded from deduction by Lakeland Financial.
Section 409A of the Code
Section 409A of the Code imposes an additional 20% income tax, plus in some cases interest on nonqualified deferred compensation that does not comply with and is not otherwise exempt from Section 409A of the Code. It is intended that the 2025 Equity Incentive Plan and any grants made thereunder will comply with or be exempt from Section 409A of the Code. The 2025 Equity Incentive Plan and any grants under the 2025 Equity Incentive Plan will be administered and interpreted in a manner consistent with this intent.

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Proposal No. 3 — Approval of the Lakeland Financial Corporation 2025 Equity Incentive Plan
Tax Advice
The preceding discussion is based on U.S. federal tax laws and regulations presently in effect and are subject to change. The discussion does not purport to be a complete interpretation of the U.S. federal income tax as it applies to the 2025 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2025 Equity Incentive Plan. Lakeland Financial strongly encourages participants to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
New Plan Benefits
The number and types of awards to be made pursuant to the 2025 Equity Incentive Plan is subject to the discretion of the Compensation Committee and is not determinable at this time.
Equity Compensation Plan Information
The following table sets forth certain information as of December 31, 2024, with respect to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)		Weighted average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	165,359	(2)	$—	158,658	(3)
Equity compensation plans not approved by security holders(4)	—		—	—
Total	165,359		—	158,658
(1)The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of time-based restricted stock units or performance-based restricted stock units, since time-based restricted stock units and performance-based restricted stock units have no exercise price. Other than time-based restricted stock units and performance-based restricted stock units, there were no outstanding options, warrants, or rights under our equity compensation plans as of December 31, 2024.
(2)This amount includes 70,255 time-based restricted stock units and 95,104 performance-based restricted stock units awarded under the 2017 Equity Incentive Plan. The number of shares of Lakeland's common stock that may be issued pursuant to outstanding unearned performance-based restricted stock units reflects actual performance.
(3)This amount consists solely of shares available under the 2017 Equity Incentive Plan. Under the 2017 Equity Incentive Plan, Lakeland may award shares in connection with stock options, stock appreciation rights, restricted stock, restricted stock units, or other awards consistent with the purposes of such plan as determined by the Compensation Committee. In addition, shares covered by outstanding awards become available for new awards if the award is forfeited or expires before delivery of the shares.
(4)Lakeland does not have any equity compensation plans that have not been approved by our shareholders.

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Audit Committee Report
The Audit Committee assists the Board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Company’s management is responsible for the financial statements, maintaining effective internal control over financial reporting and assessing the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles and on the effectiveness of internal control over financial reporting.
The Audit Committee is governed by a charter. A copy of the committee’s current charter is available on the Investor Relations section of the Company’s website at www.lakecitybank.com. As of December 31, 2024, the committee was comprised solely of independent directors. Brian J. Smith has been designated by the Board as an audit committee financial expert as defined by the SEC.
The Audit Committee, in conjunction with the Company's internal auditors and the independent registered public accounting firm, reviews the following: the effectiveness of our system of internal controls and internal audit procedures, the reports of bank regulatory agencies and monitoring of management’s compliance with recommendations contained in those reports, actions by management on recommendations of the independent registered public accounting firm and internal auditors and the audited financial statements. Management may or may not be present for these discussions.
The Audit Committee is also responsible for selecting, appointing and overseeing our independent registered public accounting firm. The Audit Committee performs an annual evaluation of the independent registered public accounting firm and the lead partner concerning the qualifications, performance and independence of the auditors by considering the quality and efficiency of the services provided by the auditors, the auditors’ capabilities and the auditors’ technical expertise and knowledge of the Company’s operations and industry. The Audit Committee also participates in discussions of audit and audit related fees and approves all fees and services of the independent registered public accounting firm. Based on the outcome of the evaluation and discussions, the Audit Committee has appointed Crowe LLP as the Company’s independent registered public accounting firm as of and for the year ending December 31, 2025.
The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2024 with our management and Crowe LLP, our independent registered public accounting firm. The committee has also discussed with Crowe LLP the matters required to be discussed by Public Company Oversight Board AS16 (Auditing Standards Communications with Audit Committees) as well as having received and discussed the written disclosures and the letter from Crowe LLP required by the Public Company Accounting Oversight Board Rule 3526, communication with Audit Committees concerning independence.
Based on the review and discussions with management and Crowe LLP, the Audit Committee has recommended to the Board that the audited financial statements be included in our annual report on Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Submitted by:
A. Faraz Abbasi
Robert E. Bartels, Jr.
Steven D. Ross
Brian J. Smith
Bradley J. Toothaker
Members of the Audit Committee

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Proposal No. 4

Ratification of Crowe LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025
Shareholders are also being asked to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2025. If the appointment of Crowe LLP is not ratified by shareholders, the matter of the appointment of an independent registered public accounting firm will be considered by the Audit Committee and Board. Representatives of Crowe LLP are expected to be present at the virtual annual meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions that may be asked by shareholders.

The Board recommends shareholders vote to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 by voting “FOR” this proposal.

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Proposal 4 — Ratification of Crowe LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025
Fees Paid to Independent Registered Public Accounting Firm

	2023	2024
Audit Fees	$465,000	$469,000
Audit-Related Fees	60,462	29,795
Tax Fees	76,000	72,874
All Other Fees	—	—
Total	601,462	571,669
Audit Fees
Audit fees consist of the aggregate fees billed or expected to be billed by Crowe LLP for its audit of Lakeland Financial’s annual financial statements for fiscal years 2024 and 2023, for its required reviews of our unaudited interim financial statements included in our Quarterly Reports on Form 10-Qs filed during fiscal 2024 and 2023, for the integrated audit of internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act and for consents and assistance with documents filed with the SEC.
Audit-Related Fees
Audit-related fees consist of the aggregate audit-related fees billed by Crowe LLP for fiscal years 2024 and 2023 for services which included employee benefit plan audits, captive insurance subsidiary audit and accounting and financial reporting-related consultations.
Tax Fees
Tax fees consist of the aggregate fees for tax-related services billed by Crowe LLP for fiscal years 2024 and 2023 for professional services rendered for tax compliance, tax advice and tax planning which included assistance with the preparation of Lakeland Financial’s and subsidiaries’ tax returns and guidance with respect to estimated tax payments and for assistance relating to maintaining a real estate investment trust and for assistance related to maintaining a captive insurance company, which was dissolved during the year ended December 31, 2023.
All Other Fees
We did not incur any other fees from Crowe LLP for fiscal years 2024 and 2023 other than the fees reported above.
The Audit Committee, after consideration of the matter, does not believe the rendering of these services by Crowe LLP to be incompatible with maintaining Crowe LLP’s independence as our independent registered public accounting firm.

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Proposal 4 — Ratification of Crowe LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025
Audit Committee Pre-Approval Policy
Among other matters, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Crowe LLP and all such services provided in 2023 and 2024 were pre-approved. These services include audit and audit-related services, tax services and other services. Crowe LLP and management are required to periodically report to the Audit Committee regarding the extent of services provided by Crowe LLP in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis that the Audit Committee had not already specifically approved.
David M. Findlay
Chairman of the Board and Chief Executive Officer
February 27, 2025
Warsaw, Indiana

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Appendix A
LAKELAND FINANCIAL CORPORATION
2025 EQUITY INCENTIVE PLAN
Article 1
INTRODUCTION
Section 1.1    Purpose, Effective Date and Term. The purpose of this LAKELAND FINANCIAL CORPORATION 2025 EQUITY INCENTIVE PLAN is to: (a) promote the growth, profitability, and long-term financial success of LAKELAND FINANCIAL CORPORATION and its Subsidiaries; (b) incentivize officers, other employees, non-employee directors, and other service providers of the Company and its Subsidiaries to achieve long-term corporate objectives; (c) attract and retain officers, other employees, non-employee directors, and other service providers who can and do contribute to such financial success, and to further align their interests with those of the Company’s Shareholders; and (d) provide such individuals with an opportunity to acquire Shares of the Company’s Stock. The “Effective Date” of the Plan is April 8, 2025, the date of the approval of the Plan by the Shareholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted after the 10-year anniversary of the Effective Date.
Section 1.2    Participation. Each employee and director of, and service provider (with respect to which issuances of securities may be registered under Form S-8) to, the Company and each Subsidiary who is granted, and currently holds, an Award in accordance with the provisions of the Plan shall be a “Participant” in the Plan. Award recipients shall be limited to employees and directors of, and service providers (with respect to which issuances of securities may be registered under Form S-8) to, the Company and its Subsidiaries; provided, however, that an Award (other than an Award of an ISO) may be granted to an individual prior to the date on which he or she first performs services as an employee, director or service provider, provided that such Award shall not become vested prior to the date such individual commences such services.
Section 1.3    Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).
Article 2
AWARDS
Section 2.1    General. Any Award may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant. Each Award shall be subject to the provisions of the Plan and such additional provisions as the Committee may provide with respect to such Award and as may be evidenced in the Award Agreement. Subject to the provisions of Section 3.4(b) and Code Section 409A, an Award may be granted as an alternative to or replacement of an existing Award or an award under any other plan of the Company or a Subsidiary, including the Prior Plan, or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or a Subsidiary, including the plan of any entity acquired by the Company or a Subsidiary. The types of Awards that may be granted include the following:
(a)    Stock Options. A stock option represents the right to purchase Shares at an exercise price established by the Committee. Any stock option may be either an ISO or a nonqualified stock option that is not intended to be an ISO. No ISOs may be (i) granted after the 10-year anniversary of the earlier of the date the Board adopted the Plan and the Effective Date or (ii) granted to a non-employee. To the extent the aggregate Fair Market Value (determined at the time of grant) of Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year under all plans of the Company and its Subsidiaries exceeds $100,000, the stock options or portions thereof that exceed such limit shall be treated as nonqualified stock options. Unless otherwise specifically provided by the Award Agreement, any stock option granted under the Plan shall be a nonqualified stock option. All or a portion of any ISO granted under the Plan that does not qualify as an ISO for any reason shall be deemed to be a nonqualified stock option. In addition, any ISO granted under the Plan may be unilaterally modified by the Committee to disqualify such stock option from ISO treatment such that it shall become a nonqualified stock option.

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Appendix A
(b)    Stock Appreciation Rights. A stock appreciation right (“SAR”) is a right to receive, in cash, Shares or a combination of both (as shall be reflected in the respective Award Agreement), an amount equal to or based upon the excess of (i) the Fair Market Value at the time of exercise of the SAR over (ii) an exercise price established by the Committee.
(c)    Stock Awards. A stock award is a grant of Shares or a right to receive Shares (or their cash equivalent or a combination of both, as shall be reflected in the respective Award Agreement), excluding Awards designated as stock options, SARs or cash incentive awards by the Committee. Such Awards may include bonus shares, performance shares, stock units, performance units, restricted stock, restricted stock units, deferred stock units or any other equity-based Award as determined by the Committee.
(d)    Cash Incentive Awards. A cash incentive award is the grant of a right to receive a payment of cash (or Shares having a value equivalent to the cash otherwise payable, excluding Awards designated as stock options, SARs or stock awards by the Committee, all as shall be reflected in the respective Award Agreement), determined on an individual basis or as an allocation of an incentive pool that is contingent on the achievement of performance objectives established by the Committee.
Section 2.2    Exercise of Stock Options and SARs. A stock option or SAR shall be exercisable in accordance with such provisions as may be established by the Committee; provided, however, that a stock option or SAR shall expire no later than 10 years after its grant date (five years in the case of an ISO granted to a 10% Shareholder). The exercise price of each stock option and SAR shall be not less than 100% of the Fair Market Value on the grant date; provided, however, that the exercise price of an ISO shall not be less than 110% of Fair Market Value on the grant date in the case of a 10% Shareholder; and provided, further, that, to the extent permitted under Code Section 409A, and subject to Section 3.4(b), the exercise price may be higher or lower in the case of stock options and SARs granted in replacement of existing awards held by an employee, director or service provider granted by an acquired entity or under any other plan of the Company or a Subsidiary, including the Prior Plan. The payment of the exercise price of a stock option shall be by cash or, subject to limitations imposed by applicable law, by any of the following means unless otherwise determined by the Committee from time to time: (a) by tendering, either actually or by attestation, Shares acceptable to the Committee and valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell Shares acquired upon exercise of the stock option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (c) by payment through a “net exercise” process such that, without the payment of any funds, the Participant may exercise the option using Award shares as payment of the exercise price and applicable taxes and receive the net number of Shares equal in value to (i) the number of Shares as to which the option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value (on the date of exercise) less the exercise price (and applicable taxes), and the denominator of which is such Fair Market Value (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); (d) by personal, certified or cashiers’ check; (e) by other property deemed acceptable by the Committee; or (f) by any combination thereof.
Section 2.3    Minimum Vesting Period. If the right to become vested in an Award granted to an employee is conditioned on the completion of a specified period of service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives (whether or not related to the performance measures) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, or other Awards, then the required period of service for full vesting shall not be less than one year (subject to acceleration of vesting, to the extent permitted by the Committee, as provided herein); provided, however, that the required period of service for full vesting with respect to such stock awards shall not apply to Awards that do not in the aggregate exceed 5% of the total Share reserve set forth in Section 3.2(a).
Section 2.4    Dividends and Dividend Equivalents. Any Award (other than ISOs, or stock options or SARs intending to constitute exempt stock rights under Code Section 409A) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award, which payments may be made currently or credited to an account for the Participant, may be settled in cash or Shares and may be subject to terms or provisions similar to the underlying Award or such other terms and conditions as the Committee may deem appropriate.
Section 2.5    Forfeiture of Awards. Unless specifically provided to the contrary in an Award Agreement, upon notification of Termination of Service for Cause, any outstanding Award held by a Participant, whether vested or unvested, shall terminate immediately, such Award shall be forfeited and the Participant shall have no further rights thereunder.

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Section 2.6    Deferred Compensation. The Plan is, and all Awards are, intended to be exempt from (or, in the alternative, to comply with) Code Section 409A, and each shall be construed, interpreted and administered accordingly. The Company does not guarantee that any benefits that may be provided under the Plan will satisfy all applicable provisions of Code Section 409A. If any Award would be considered “deferred compensation” under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the applicable Award Agreement, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award shall be deemed to constitute the Participant’s acknowledgment of, and consent to, the rights of the Committee under this Section 2.6, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of the Plan or pursuant to an Award Agreement shall not be applicable to an Award that is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
Article 3
SHARES SUBJECT TO PLAN
Section 3.1    Available Shares. The Shares with respect to which Awards may be granted shall be Shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including Shares purchased in the open market or in private transactions.
Section 3.2    Share Limitations.
(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of Shares that may be delivered under the Plan shall be 1,100,000 (all of which may be granted as ISOs and all of which may be granted as full value awards). The maximum number of Shares available for delivery under the Plan (including the number that may be granted as ISOs) and the number of Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4. For purposes of this Section 3.2, tandem Awards shall not be double counted and Awards payable solely in cash shall not be counted. As of the Effective Date, no new awards shall be granted under the Prior Plan; provided, however, for the avoidance of doubt, that all existing awards granted under such Prior Plan prior to the Effective Date shall remain in full force and effect and will continue to be governed by the terms of the Prior Plan and the award agreements thereunder.
(b)    Reuse of Shares.
(i)    Except as otherwise provided under Section 3.2(b)(ii), to the extent any Shares covered by an Award under the Plan or the Prior Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited (including unvested stock awards), canceled, or settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and shall again become eligible for delivery under the Plan.
(ii)    Notwithstanding the foregoing, the following Shares shall not become available for purposes of the Plan: (i) Shares previously owned or acquired by the Participant that are delivered to the Company, or withheld from an Award or any award under the Prior Plan (a “Prior Plan Award”), to pay the exercise price, (ii) Shares that are delivered or withheld for purposes of satisfying a tax withholding obligation arising from an Award or any Prior Plan Award, or (iii) Shares reserved for issuance upon the grant of a SAR or a Prior Plan Award consisting of a SAR that exceed the number of Shares actually issued upon exercise.
Section 3.3    Limitations on Grants to Director Participants. The following limitations shall apply with respect to Awards to Director Participants:
(a)Stock Options and SARs. The maximum number of Shares that may be subject to stock options or SARs granted to any one Director Participant during any calendar year shall be 10,000.
(b)Stock Awards. The maximum number of Shares that may be subject to stock awards that are granted to any one Director Participant during any calendar year shall be 10,000.
(c)Cash-Based Fees. The foregoing limitations shall not apply to cash-based Director Participant fees that the Director Participant elects to receive in the form of Shares or Share based units equal in value to the cash‑based Director Participant fee.

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Section 3.4    Corporate Transactions; No Repricing.
(a)Adjustments. To the extent permitted under Code Section 409A, and to the extent applicable, in the event of a corporate transaction involving the Company or the Shares (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, or other similar event which the Committee determines affects the Shares such that an adjustment pursuant to this Section 3.4(a) is appropriate to prevent the enlargement or dilution of rights), all outstanding Awards, the number of Shares available for delivery under the Plan under Section 3.2 and each of the specified limitations set forth in Section 3.3 shall be adjusted automatically to proportionately and uniformly reflect such transaction; provided, however, that, subject to Section 3.4(b) and Code Section 409A, the Committee may otherwise adjust Awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the Awards and the Plan. Action by the Committee under this Section 3.4(a) may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding stock options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include (A) replacement of an Award with another award that the Committee determines has comparable value and that is based on stock of a company resulting from a corporate transaction, and (B) cancellation of an Award in return for cash payment of the current value of the Award, determined as though the Award were fully vested at the time of payment, provided that in the case of a stock option or SAR, the amount of such payment shall be the excess of the value of the stock subject to the option or SAR at the time of the transaction over the exercise price, and provided, further, that no such payment shall be required in consideration for the cancellation of the Award if the exercise price is greater than or equal to the value of the stock at the time of such corporate transaction).
(b)No Repricing. Notwithstanding any provision of the Plan to the contrary, no adjustment or reduction of the exercise price of any outstanding stock option or SAR in the event of a decline in Stock price shall be permitted without approval by the Shareholders or as otherwise expressly provided under Section 3.4(a). The foregoing prohibition includes (i) reducing the exercise price of outstanding stock options or SARs, (ii) cancelling outstanding stock options or SARs in connection with the granting of stock options or SARs with a lower exercise price to the same individual, (iii) cancelling stock options or SARs with an exercise price in excess of the current Fair Market Value in exchange for a cash or other payment, and (iv) taking any other action that would be treated as a repricing of a stock option or SAR under the rules of the primary securities exchange or similar entity on which the Shares are listed.
Section 3.5    Delivery of Shares. Delivery of Shares or other amounts under the Plan shall be subject to the following:
(a)Compliance with Applicable Laws. Notwithstanding any provision of the Plan to the contrary, the Company shall have no obligation to deliver any Shares or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws and the applicable requirements of any securities exchange or similar entity.
(b)No Certificates Required. To the extent that the Plan provides for the delivery of Shares, the delivery may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.
Article 4
CHANGE IN CONTROL
Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of Shares), and except as otherwise provided in the Plan or in any Award Agreement, and subject to any forfeiture and expiration provisions otherwise applicable to the respective Awards, all stock options and SARs under the Plan then held by the Participant at the time of a Change in Control (whether time-vested or performance-vested awards) shall become fully exercisable, and all stock awards and cash incentive awards under the Plan then held by the Participant at the time of a Change in Control shall become fully earned and vested, immediately upon the occurrence of either of the following:
(a)immediately following a Change in Control the Plan and the respective Award Agreements are not the obligations of the entity, whether the Company, a successor thereto or an assignee thereof, that conducts following a Change in Control substantially all of the business conducted by the Company and its Subsidiaries immediately prior to such Change in Control, or

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(b)the Plan and the respective Award Agreements are the obligations of the entity, whether the Company, a successor thereto or an assignee thereof, that conducts following a Change in Control substantially all of the business conducted by the Company and its Subsidiaries immediately prior to such Change in Control and the Participant incurs a Termination of Service without Cause or the Participant resigns for Good Reason following such Change in Control.
Section 4.2    Definition of Change in Control.
(a)If the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of “change in control” (or the like), then, for purposes of the Plan, the term “Change in Control” has the meaning set forth in such agreement; and in the absence of such a definition, “Change in Control” means the first to occur of the following:
(i)The date of the consummation of the acquisition by any “person” (as such term is defined in Section 13(d) and 14(d) of the Exchange Act) of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); or
(ii)During any 12-month period, the individuals who are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the Company shareholders, of a new Company director was approved by a vote of a majority of the Board, in which case such new director shall, for purposes of the Plan, be considered as a member of the Board; or
(iii)The date of the consummation by the Company of (i) a merger or consolidation of the Company, if the Company shareholders immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation, in substantially the same proportion as their ownership of the combined voting power of the Company Voting Securities outstanding immediately before such merger or consolidation or (ii) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.
(b)Notwithstanding any provision in the foregoing definition of a Change in Control to the contrary, a Change in Control shall not be deemed to occur solely because 50% or more of the Company Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any Subsidiary or (ii) any entity which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company immediately prior to such acquisition.
(c)Notwithstanding anything in this Change in Control definition to the contrary, in the event that any amount or benefit under the Plan constitutes Deferred Compensation and the settlement of or distribution of such amount or benefit under this Plan is to be triggered by a Change in Control, then such settlement or distribution shall be subject to the event constituting the Change in Control also constituting a “change in control event” (as defined in Code Section 409A).
Article 5
COMMITTEE
Section 5.1    Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Article 5. The Committee shall be selected by the Board, provided that the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” (within the meaning of Rule 16b-3 promulgated under the Exchange Act), and an “independent director” (within the meaning of the rules of the securities exchange which then constitutes the principal listing for the Stock), in each case to the extent required by the Exchange Act or the applicable rules of the securities exchange which then constitutes the principal listing for the Stock, respectively. Subject to the applicable rules of any securities exchange or similar entity, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.
Section 5.2    Powers of Committee. The Committee’s administration of the Plan shall be subject to the other provisions of the Plan and the following:
(a)The Committee shall have the authority and discretion to select from among the Company’s and each Subsidiary’s employees, directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms of Awards, to cancel or suspend Awards and to reduce or eliminate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

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(b)The Committee shall have the authority and discretion to interpret the Plan and all Award Agreements, to establish, amend and rescind any rules and regulations relating to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c)The Committee shall have the authority to define terms not otherwise defined in the Plan.
(d)Any interpretation of the Plan by the Committee and any decision made by it under the Plan shall be final and binding on all persons.
(e)In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company and to all applicable law.
(f)Subject to Section 6.1 and as permitted under Code Section 409A, amend any outstanding Award Agreement in any respect, including, without limitation, to:
(i)accelerate the time or times at which the Award becomes vested or unrestricted (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award);
(ii)accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award);
(iii)waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions; and
(iv)reflect a change in the Participant’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities or changes between employee, director, or service provider status).
(g)Determine at any time whether, to what extent and under what circumstances and the method or methods:
(i)Awards may be settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award, including the effect on any repayment provisions under the Plan or Award Agreement);
(ii)Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant thereof or of the Committee;
(iii)to the extent permitted under applicable law, loans (whether or not secured by Shares) may be extended by the Company with respect to any Awards; and
(iv)Awards may be settled by the Company, any of its Subsidiaries or affiliates or any of their designees.
Section 5.3    Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of any securities exchange or similar entity, the Plan, the charter of the Committee, or as necessary to comply with the exemptive provisions of Rule 16b-3 of the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members and may delegate all or any part of its responsibilities and powers under the Plan to any person or persons selected by it. The acts of such delegates shall be treated under the Plan as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4    Information to be Furnished to Committee. As may be permitted by applicable law, the Company and each Subsidiary shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties under the Plan. The records of the Company and each Subsidiary as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive with respect to all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan shall furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

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Section 5.5    Expenses and Liabilities. All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan or any Award Agreement shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Plan, and the Company, and its officers and directors, shall be entitled to rely upon the advice, opinions and valuations of any such persons.
Article 6
AMENDMENT AND TERMINATION
Section 6.1    General. Unless otherwise determined by the Board (or otherwise required by the terms of the Plan), Shareholder approval of any amendment or termination of the Plan will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange on which the Shares are traded or self-regulatory agency, and subject to the foregoing, the Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement; provided, however, that no amendment or termination may (except as provided in Section 2.6, Section 3.4, Section 6.2 or as otherwise provided herein), in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), impair the rights of any Participant or beneficiary under any Award granted prior to the date such amendment or termination is adopted by the Board; and provided, further, that no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities that may be delivered under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) immediately above is approved by the Shareholders.
Section 6.2    Amendment to Conform to Law. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award Agreement to any applicable law. By accepting an Award, the Participant shall be deemed to have acknowledged and consented to any amendment to an Award made pursuant to this Section 6.2, Section 2.6 or Section 3.4, or as otherwise provided herein, without further consideration or action.
Article 7
GENERAL TERMS
Section 7.1    No Implied Rights.
(a)No Rights to Specific Assets. No person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary, including any specific funds, assets, or other property that the Company or a Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or amounts, if any, distributable in accordance with the provisions of the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan or an Award Agreement shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to provide any benefits to any person.
(b)No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant shall not give any person the right to be retained in the service of the Company or a Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the Plan. No individual shall have the right to be selected to receive an Award, or, having been so selected, to receive a future Award.
(c)No Rights as a Shareholder. Except as otherwise provided in the Plan, no Award shall confer upon the holder thereof any rights as a Shareholder prior to the date on which the individual fulfills all conditions for receipt of such rights.
Section 7.2    Transferability. Except as otherwise provided by the Committee, Awards are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. The Committee shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be limited to immediate family members of Participants, trusts, partnerships, limited liability companies and other entities that are permitted to exercise rights under Awards in accordance with Form S-8 established for the primary benefit of such family members or to charitable organizations, and in each case, subject to applicable law; and provided, further, that such transfers shall not be made for value to the Participant and in no event shall any Award be sold, assigned, or transferred to any third-party financial institution.

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Section 7.3    Designation of Beneficiaries. A Participant hereunder may file with the Company a designation of a beneficiary or beneficiaries under the Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not have any further liability to anyone.
Section 7.4    Non-Exclusivity. Neither the adoption of the Plan by the Board nor the submission of the Plan to the Shareholders for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable.
Section 7.5    Award Agreement. Each Award shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be made available to the Participant, and the Committee may require that the Participant sign a copy of the Award Agreement.
Section 7.6    Form and Time of Elections. Unless otherwise specified in the Plan, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such terms or conditions, not inconsistent with the provisions of the Plan, as the Committee may require.
Section 7.7    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.8    Tax Withholding. All distributions under the Plan shall be subject to withholding of all applicable taxes and the Committee may condition the delivery of any Shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (a) through cash payment by the Participant; (b) through the surrender of Shares that the Participant already owns; or (c) through the surrender of Shares to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such Shares under clause (c) may not be used to satisfy more than the maximum individual statutory tax rate for each applicable tax jurisdiction or such lesser amount as may be established by the Company.
Section 7.9    Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company.
Section 7.10    Indemnification. To the fullest extent permitted by law, each person who is or shall have been a member of the Committee or the Board, or an officer of the Company to whom authority was delegated in accordance with Section 2.6 or Section 5.2 or as otherwise provided herein, or an employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her (provided that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf), unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
Section 7.11    No Fractional Shares. Unless otherwise permitted by the Committee, no fractional Shares shall be delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Shares or other property shall be delivered or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 7.12    Governing Law. The Plan, all Awards, and all actions taken in connection herewith and therewith shall be governed by and construed in accordance with the laws of the State of Indiana without reference to principles of conflict of laws, except as superseded by applicable federal law.

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Section 7.13    Benefits Under Other Plans. Except as otherwise provided by the Committee, Awards granted to a Participant (including the grant and the receipt of benefits) shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any qualified retirement plan, nonqualified plan and any other benefit plan maintained by the Participant’s employer.
Section 7.14    Validity. If any provision of the Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.
Section 7.15    Notice. Unless provided otherwise in an Award Agreement or policy adopted from time to time by the Committee, all communications to the Company provided for in the Plan, or any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or prepaid overnight courier to the Company at the address set forth below:
Lakeland Financial Corporation
Attention: Chief Human Resources Officer
202 East Center Street
P.O. Box 1387
Warsaw, Indiana 46581-1387
Such communications shall be deemed given:
(a)In the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; and
(b)In the case of certified or registered U.S. mail, five days after deposit in the U.S. mail;
provided, however, that in no event shall any communication be deemed to be given later than the date it is actually received, provided it is actually received. In the event a communication is not received, it shall be deemed received only upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the Chief Human Resources Officer.
Section 7.16    Clawback Policy. Any Award, amount or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other similar action in accordance with any applicable Company clawback policy (the “Policy”) or any applicable law. A Participant’s receipt of an Award shall be deemed to constitute the Participant’s acknowledgment of and consent to the Company’s application, implementation and enforcement of (i) the Policy and any similar policy established by the Company, whether adopted prior to or following the making of any Award and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the Participant’s express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy and applicable law, without further consideration or action.
Section 7.17    Breach of Restrictive Covenants. Except as otherwise provided by the Committee, notwithstanding any provision of the Plan to the contrary, if the Participant breaches a confidentiality, non-competition, non-solicitation, non-disclosure, non-disparagement or other restrictive covenant set forth in an Award Agreement or any other agreement between the Participant and the Company or a Subsidiary, whether before or after the Participant’s Termination of Service, in addition to and not in limitation of any other rights, remedies, damages, penalties or restrictions available to the Company under the Plan, an Award Agreement, any other agreement between the Participant and the Company or a Subsidiary, or otherwise at law or in equity, the Participant shall forfeit or pay to the Company:
(a)Any and all outstanding Awards granted to the Participant, including Awards that have become vested or exercisable;
(b)Any Shares held by the Participant in connection with the Plan that were acquired by the Participant after the Participant’s Termination of Service and within the 12-month period immediately preceding the Participant’s Termination of Service;
(c)The profit realized by the Participant from the exercise of any stock options and SARs that the Participant exercised after the Participant’s Termination of Service and within the 12-month period immediately preceding the Participant’s

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Termination of Service, which profit is the difference between the exercise price of the stock option or SAR and the Fair Market Value of any Shares or cash acquired by the Participant upon exercise of such stock option or SAR; and
(d)The profit realized by the Participant from the sale, or other disposition for consideration, of any Shares received by the Participant in connection with the Plan after the Participant’s Termination of Service and within the 12-month period immediately preceding the Participant’s Termination of Service and where such sale or disposition occurs in such similar time period.
Unless the applicable Award Agreement expressly displaces or limits the Company’s rights under this Section 7.17 with a reference to the same, any forfeiture provision contained in an Award Agreement shall be construed as an additional, non-exclusive remedy in the event of the Participant’s breach of a restrictive covenant.
Section 7.18    Data Privacy. By accepting an Award, to the extent permitted by applicable law, the Participant shall be deemed to consent to the collection, use and transfer, in electronic or other form, of the Participant’s personal data by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in this Plan. The Company and its Subsidiaries may hold certain personal information about Participants, including, but not limited to, a Participant’s name, address, telephone number, birth date, social security, insurance number or other identification numbers, salary, nationality, job title(s), Shares held in the Company or its affiliates and Award details, to implement, manage and administer this Plan and Awards (the “Data”). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in this Plan, and the Company and its Subsidiaries may transfer the Data to third parties recipients assisting in implementation, administration and management of the Plan. By accepting an Award, the Participant authorizes the recipients of such Data to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in this Plan. Furthermore, the Participant acknowledges and understands that the transfer of Data to the Company or to any third parties is necessary for the Participant’s participation in this Plan. A Participant may view Data, request information about the storage and processing of Data, request any corrections to Data, or withdraw the consents herein (in any case, without cost to the Participant) by providing notice to the Company in writing. The withdrawal of any consent by a Participant may affect the Participant’s participation in the Plan. The Participant may contact the Company for further information about the consequences of any withdrawal of consents herein.
Section 7.19    Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may (a) deliver by email or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award thereunder (including without limitation, prospectuses and other securities requirements) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements) and (b) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.
Article 8
DEFINED TERMS; CONSTRUCTION
Section 8.1    Definitions. In addition to the other definitions contained in the Plan, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a)“10% Shareholder” means an individual who, at the time of grant, owns Company Voting Securities possessing more than 10% of the total combined voting power of the Company Voting Securities.
(b)“Award” means an award under the Plan.
(c)“Award Agreement” means the document that evidences the terms and conditions of an Award. Such document shall be referred to as an agreement regardless of whether a Participant’s signature is required. Each Award Agreement shall be subject to the terms and conditions of the Plan, and, if there is any conflict between the Award Agreement and the Plan, the Plan shall control.
(d)“Board” means the Board of Directors of the Company.
(e)“Cause” has the meaning set forth for such term (or similar term) in the Participant’s employment or change in control agreement (or other similar agreement) with the Company or a Subsidiary; or, if the Participant’s agreement lacks such definition or the Participant has not entered into such an agreement, “Cause” means (i) any act by the Participant of (A) fraud or intentional misrepresentation or (B) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or a Subsidiary, (ii) willful violation of any law, rule, or regulation in connection with the performance of a Participant’s duties to the Company

84

Appendix A
or a Subsidiary (other than traffic violations or similar offenses), (iii) the Participant’s commission of any act of moral turpitude, (iv) the willful or negligent failure of the Participant to perform the Participant’s duties to the Company or a Subsidiary in any material respect, (v) the Participant’s conviction of, or plea of nolo contendere to, a crime of embezzlement or fraud or any felony under the laws of the United States or any state thereof, (vi) the Participant’s breach of fiduciary responsibility; (vii) an act of dishonesty by the Participant that is materially injurious to the Company or a Subsidiary; (viii) the Participant’s engagement in one or more unsafe or unsound banking practices that have a material adverse effect on the Company or a Subsidiary; (ix) the Participant’s removal or permanent suspension from banking pursuant to Section 8(e) of the Federal Deposit Insurance Act or any other applicable state or federal law; (x) an act or omission by the Participant that leads to a material harm (financial or reputational) to the Company or a Subsidiary in the community; or (xi) a material breach by the Participant of Company policies as may be in effect from time to time.
Further, the Participant shall be deemed to have terminated for Cause if, after the Participant’s Termination of Service, facts and circumstances arising during the course of the Participant’s employment with the Company are discovered that would have warranted a termination for Cause.
Further, all rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Board or its designee or during any negotiations between the Board or its designee and the Participant regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of “Cause”, and any such suspension shall not give rise to a claim of Good Reason by the Participant.
(f)“Change in Control” has the meaning ascribed to it in Section 4.2.
(g)“Code” means the Internal Revenue Code of 1986.
(h)“Code Section 409A” means the provisions of Code Section 409A and any rules, regulations and guidance promulgated thereunder.
(i)“Committee” means the Committee acting under Article 5, and in the event a Committee is not currently appointed, the Board.
(j)“Company” means Lakeland Financial Corporation, an Indiana corporation.
(k)“Company Voting Securities” has the meaning ascribed to it in Section 4.2(a).
(l)“Data” has the meaning set forth in Section 7.18.
(m)“Deferred Compensation” has the meaning set forth in Section 2.6.
(n)“Director Participant” means a Participant who is a member of the Board or the board of directors of a Subsidiary who is not otherwise an employee of the Company or a Subsidiary.
(o)“Disability” means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering the Company’s or a Subsidiary’s employees.
(p)“Effective Date” has the meaning ascribed to it in Section 1.1.
(q)“Exchange Act” means the Securities Exchange Act of 1934.
(r)“Fair Market Value” means, as of any date, the officially-quoted closing selling price of the Shares on such date on the principal national securities exchange on which Shares are listed or admitted to trading or, if there have been no sales with respect to Shares on such date, such price on the most immediately preceding date on which there have been such sales, or if the Shares are not so listed or admitted to trading, the Fair Market Value shall be the value established by the Committee in good faith and, to the extent required, in accordance with Code Section 409A and Code Section 422.
(s)“Form S-8” means a Registration Statement on Form S-8 promulgated by the U.S. Securities and Exchange Commission or any successor thereto.
(t)“Good Reason” has the meaning set forth for such term (or similar term) in the Participant’s employment or change in control agreement (or other similar agreement) with the Company or a Subsidiary; or, if the Participant’s agreement lacks such definition or the Participant has not entered into such an agreement, “Good Reason” means the occurrence of any one of the following events, unless the Participant agrees in writing that such event shall not constitute Good Reason:

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Appendix A
(i)A material, adverse change in the nature, scope or status of the Participant’s position, authorities or duties from those in effect immediately prior to the applicable Change in Control;
(ii)A material reduction in the Participant’s aggregate compensation or benefits in effect immediately prior to the applicable Change in Control; or
(iii)Relocation of the Participant’s primary place of employment of more than 50 miles from the Participant’s primary place of employment immediately prior to the applicable Change in Control, or a requirement that the Participant engage in travel that is materially greater than prior to the applicable Change in Control.
Notwithstanding any provision of this definition to the contrary, prior to the Participant’s Termination of Service for Good Reason, the Participant must give the Company written notice of the existence of any condition set forth in clause (i) – (iv) immediately above within 90 days of its initial existence and the Company shall have 30 days from the date of such notice in which to cure the condition giving rise to Good Reason, if curable. If, during such 30-day period, the Company cures the condition giving rise to Good Reason, the condition shall not constitute Good Reason. Further notwithstanding any provision of this definition to the contrary, in order to constitute a termination for Good Reason, such termination must occur within 12 months of the initial existence of the applicable condition.
(u)“ISO” means a stock option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b).
(v)“Participant” has the meaning ascribed to it in Section 1.2.
(w)“Plan” means the Lakeland Financial Corporation 2025 Equity Incentive Plan, as may be amended from time to time.
(x)“Policy” has the meaning ascribed to it in Section 7.16.
(y)“Prior Plan” means the Lakeland Financial Corporation 2017 Equity Incentive Plan, as may be amended from time to time.
(z)“SAR” has the meaning ascribed to it in Section 2.1(b).
(aa)    “Share” means a share of Stock.
(bb)    “Shareholders” means the shareholders of the Company.
(cc)    “Stock” means the common stock of the Company, no par value per share.
(dd)    “Subsidiary” means any corporation or other entity that would be a “subsidiary corporation,” as defined in Code Section 424(f), with respect to the Company.
(ee)    “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an employee and director of, and service provider to, the Company and each Subsidiary, regardless of the reason for such cessation, subject to the following:
(i)The Participant’s cessation as an employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii)The Participant’s cessation as an employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.
(iii)The Participant’s cessation as an employee or service provider shall not be deemed to occur if such Participant continues to serve as a director of the Company or a Subsidiary immediately following such cessation.
(iv)The Participant’s cessation as a director shall not be deemed to occur if such Participant continues to serve as an employee or service provider of the Company or a Subsidiary immediately following such cessation.
(v)If, as a result of a sale or other transaction, the Subsidiary for whom the Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an employee or director of, or service provider to, the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

86

Appendix A
(vi)A service provider, other than an employee or director, whose services to the Company or a Subsidiary are governed by a written agreement with such service provider shall cease to be a service provider at the time the provision of services under such written agreement ends (without renewal); and such a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider shall cease to be a service provider on the date that is 90 days after the date the service provider last provides services requested by the Company or a Subsidiary.
Notwithstanding the foregoing, in the event that any Award constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “separation from service” as defined under Code Section 409A.
Section 8.2    Construction. In the Plan, unless otherwise stated, the following uses apply:
(a)Actions permitted under the Plan may be taken at any time in the actor’s reasonable discretion;
(b)References to a statute or law shall refer to the statute or law and any amendments and any successor statutes or laws, and to all regulations promulgated under or implementing the statute or law, as amended, or its successors, as in effect at the relevant time;
(c)In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”;
(d)References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e)Indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company;
(f)The words “include,” “includes” and “including” mean “include, without limitation,” “includes, without limitation” and “including, without limitation,” respectively;
(g)All references to articles and sections are to articles and sections in the Plan unless otherwise specified;
(h)All words used shall be construed to be of such gender or number as the circumstances and context require;
(i)The captions and headings of articles and sections appearing in the Plan have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions;
(j)Any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k)All accounting terms not specifically defined in the Plan shall be construed in accordance with GAAP.

2025 PROXY STATEMENT	87

©2024 Lake City Bank | P.O. Box 1387 |
Warsaw, IN 46581 | (888) 522-2265
www.lakecitybank.com

Lakeland Financial Corporation

LAKELAND FINANCIAL CORPORATION
ATTN: KRISTIN PRUITT
202 EAST CENTER STREET
P.O. BOX 1387
WARSAW, IN 46581

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on April 7, 2025 for shares held directly and by 11:59 P.M. Eastern Time on April 3, 2025 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LKFN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on April 7, 2025 for shares held directly and by 11:59 P.M. Eastern Time on April 3, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V62611-P22710-Z89109

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LAKELAND FINANCIAL CORPORATION

The Board of Directors recommends you vote FOR the following:

1. ELECTION OF DIRECTORS.

Nominees:	**For**	**Withhold**
1a. A. Faraz Abbasi	☐	☐
1b. Blake W. Augsburger	☐	☐
1c. Robert E. Bartels, Jr.	☐	☐
1d. Darrianne P. Christian	☐	☐
1e. David M. Findlay	☐	☐
1f. Emily E. Pichon	☐	☐
1g. Kristin L. Pruitt	☐	☐
1h. Steven D. Ross	☐	☐
1i. Brian J. Smith	☐	☐
1j. Bradley J. Toothaker	☐	☐
1k. M. Scott Welch	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. APPROVAL, by non-binding vote, of the Company's compensation of certain executive officers.	☐	☐	☐
3. APPROVAL of the Lakeland Financial Corporation 2025 Equity Incentive Plan.	☐	☐	☐
4. RATIFY THE APPOINTMENT OF CROWE LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐

NOTE: In accordance with their discretion upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

V62612-P22710-Z89109

PROXY
FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF LAKELAND FINANCIAL CORPORATION TO BE HELD BY LIVE WEBCAST ON APRIL 8, 2025

The undersigned hereby appoints David M. Findlay and Kristin L. Pruitt, or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders, to be held by live webcast at 3:30 p.m., Eastern Time, at www.virtualshareholdermeeting.com/LKFN2025, on the 8th day of April, 2025, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement, receipt of which is hereby acknowledged, as follows:

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

Continued and to be signed on reverse side